Exhibit 10.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 Execution Version SUBLEASE This Sublease (this “Sublease”) is entered into as of this 26th day of March, 2021, by and among Vittoria Industries North America, Inc., a Delaware corporation (“Sublandlord”), Aileron Therapeutics, Inc., a Delaware corporation (“Subtenant”), and Waterfront Equity Partners, LLC, a Massachusetts limited liability company (“Prime Landlord”). INTRODUCTORY STATEMENTS A. By Lease Agreement dated as of July 13, 2012 (the “Prime Lease”), by and between Sublandlord and Prime Landlord, a true, correct and complete copy of which is attached hereto as Exhibit A, Prime Landlord leases to Sublandlord 3,365 square feet of the first floor (the “Subleased Premises”) in the building located at 285 Summer Street, Boston, Massachusetts (the “Building”), all as more particularly described in the Prime Lease. B. The Subleased Premises was previously subleased to Enevo, Inc., a Delaware corporation (“Enevo”), but Enevo has surrendered the Subleased Premises by virtue of an agreement by and between Enevo and Sublandlord. C. Subtenant has agreed to sublet the Subleased Premises from Sublandlord, and Sublandlord has agreed to sublease the Subleased Premises to Subtenant, all subject to the terms and conditions hereof. D. Sublandlord and Subtenant desire to enter into this Sublease defining their respective rights, duties and liabilities relating to the Subleased Premises and Prime Landlord hereby enters into this Sublease for the sole purpose of consenting hereto. AGREEMENT The parties, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and each with intent to be legally bound, for themselves and their respective successors and assigns, agree as follows: 1. SUBLEASE Sublandlord, for and in consideration of the Subtenant’s payment of the rent and performance of the covenants contained in this Sublease, does hereby demise and lease to Subtenant the Subleased Premises. 2. PRIME LEASE (a) A true, correct and complete copy of the Prime Lease is attached hereto as Exhibit A. Except as otherwise stated herein to the contrary, this Sublease shall be subject and subordinate to all the terms and conditions contained in the Prime Lease as said terms and conditions affect the Subleased Premises, and all of the terms and conditions of the Prime Lease, except otherwise set forth herein, are hereby incorporated into this Sublease and shall be binding upon Subtenant with respect to the Subleased Premises to the same extent as if Subtenant were named as tenant and Sublandlord as landlord in the ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 Prime Lease. For the avoidance of doubt, Subtenant does not assume those obligations of tenant under the Prime Lease (i) due and payable before the Commencement Date (or arising or related to any period prior to the Commencement Date), and (iii) arising out of any act, omission, or conduct of Sublandlord or Sublandlord’s officers, directors, shareholders, employees, agents, subtenants, successors and assigns. For the purpose of this Sublease only, references in the Prime Lease to the “Original Term” or “Term” shall mean the Term of this Sublease, references to the “Leased Premises” in the Prime Lease shall mean the Subleased Premises, references to the “Rent Commencement Date” in the Prime Lease shall mean the Rent Commencement Date under this Sublease, references to “Security Deposit” in the Prime Lease shall mean the Security Deposit under this Sublease, references to “Commencement Date” shall mean the Commencement Date of this Sublease, and references to the “Expiration Date” in the Prime Lease shall mean the Expiration Date of this Sublease. Except as otherwise provided herein, when any fraction, factor or formula, which is based on the number of square feet leased, is expressed in the Prime Lease, it will be adjusted by substituting the number of square feet of the Subleased Premises for the number of square feet of the Premises in the Prime Lease. Notwithstanding, the parties hereto agree that the Subleased Premises includes the entirety of the Leased Premises under the Prime Lease, with the exception of the “storage space” of approximately 600 rentable square feet located in the parking garage as described in Section 2 of the Prime Lease. Subtenant shall have no obligation or liability with respect to the “storage space”; Sublandlord shall be responsible for all obligations and liabilities relating to the “storage space.” For the avoidance of doubt, in the event of any inconsistency between the terms and conditions of the Prime Lease and the terms and conditions of the Sublease, the terms and conditions of the Sublease shall control. Section 1(A)’s “Fixed Rent,” “Additional Rent for Taxes,” “Additional Rent for Operating Expenses” “and Tenant Proportionate Share” provisions, provisions or references to “Additional Rent for Taxes” and “Additional Rent for Operating Expenses,” provisions relating to the “storage space,” Article 3, Section 5(A) – (C), Article XI, Article XIII, Section 6(15), Section 10(D), Section 10(K), Exhibit D, and Exhibit E of the Prime Lease are expressly not incorporated or included in this Sublease. (b) In order to facilitate the coordination of the provisions of this Sublease with those of the Prime Lease, the time periods contained in the provisions of the Prime Lease are incorporated by reference into this Sublease and for which the same action must be taken under the Prime Lease and this Sublease (such as, for example and without limitation, the time period for the curing of a default under this Sublease that is also a default under the Prime Lease or for the response to a request by Subtenant for consent to an action for which consent of the Prime Landlord is also required), are changed for the purpose of incorporation by reference by shortening that period in each instance by three (3) days to cure any default for which there is a cure period provided in the Prime Lease or respond to any request), as applicable, so that in each instance Subtenant shall have that much less time to observe or perform hereunder than Sublandlord has as tenant under the Prime Lease. In instances in which the same action is not required under both the Prime Lease and this Sublease, the time periods contained in provisions of the Prime lease that are incorporated by reference are not changed. Notwithstanding the foregoing, this section will not affect the Commencement Date or the Expiration Date of this Sublease. 3. DEFINITIONS All terms not expressly defined in this Sublease shall have the meanings given to them in the Prime Lease. 4. PRIME LANDLORD; PRIME LEASE Subtenant agrees to look solely to Sublandlord for the performance of all services and obligations of the Prime Landlord under the Prime Lease with respect to the Subleased Premises. Sublandlord assumes any obligation to perform the terms, covenants and conditions contained in the Prime Lease on ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 the part of the Prime Landlord to be performed. In the event Prime Landlord shall fail to perform any of the terms, covenants, obligations and conditions contained in the Prime Lease on its part to be performed, Sublandlord shall (i) cooperate with Subtenant in seeking to obtain the performance of Prime Landlord under the Prime Lease and (ii) enforce or exercise any rights and/or remedies Sublandlord may have under the Prime Lease. Sublandlord represents and warrants to Subtenant that, as of the date hereof; (a) the Prime Lease is in full force and effect and there have been no changes, modifications or amendments made thereto; and (b) to the best of Sublandlord’s knowledge, there are no breaches or violations of the Prime Lease on the part of the Sublandlord that have not been cured and the parties to the Prime Lease have performed each of their respective obligations thereunder without waiver. Sublandlord covenants and agrees that it will at all times remain in compliance with the Prime Lease and shall perform all of its obligations thereunder in a timely fashion (including the payment of rent and all other amounts due thereunder) with Subtenant being liable for all of the obligations of “Subtenant” under this Sublease. Sublandlord is and shall remain liable for all of the obligations of “tenant” under the Prime Lease. Sublandlord covenants and agrees not to (i) take any action that would cause a default under the Prime Lease, (ii) take any action to amend, alter, or otherwise modify the Prime Lease without the prior written approval of Subtenant, (iii) do or permit it agents, contractors, employees, or invitees to do anything which would cause the Prime Lease to be cancelled, terminated or surrendered unless the Prime Landlord either has agreed or will agree to recognize Subtenant’s rights under this Sublease from and after the date of such surrender or termination of the Prime Lease pursuant to a separate written agreement acceptable to Subtenant, and (iv) terminate the Prime Lease. 5. TERM: END OF TERM (a) The term of this Sublease (the “Term”) shall commence on the date that the Subleased Premises is actually delivered to Subtenant in the conditions required under this Sublease and Prime Landlord’s consent to this Sublease has been obtained as contemplated herein (the “Commencement Date”); provided, however, in no event shall the Commencement Date occur prior to April 1, 2021 without Subtenant’s written consent in its sole discretion. The term of this Sublease shall expire on March 31, 2023 (“Expiration Date”). The Term is subject to early termination of the Prime Lease. In the event that the term of the Prime Lease expires, or is terminated, the Term of this Sublease shall terminate thirty (30) days prior to the termination or expiration of the term of the Prime Lease. Subtenant acknowledges and agrees that it shall have no right to renew this Sublease. (b) The Commencement Date is anticipated to occur on April 1, 2021 (the “Anticipated Commencement Date”). If the Commencement Date does not occur within thirty (30) days of the Anticipated Commencement Date, then Subtenant shall receive a credit toward Rent payable under this Sublease equal to one (1) day of Rent for each day that elapses from and after the Anticipated Commencement Date to and including the date on which the Commencement Date occurs (such credit to be applied to the Rent becoming first due and payable after the Rent Commencement Date and after the application of any prepaid Rent until such credit is exhausted). If the Commencement Date does not occur within sixty (60) days after the Anticipated Commencement Date, then this Sublease may be terminated by Subtenant by written notice to Sublandlord, and if so terminated: (a) the Security Deposit (as defined below) and any prepaid Rent paid by Subtenant shall be returned to Subtenant, and (b) neither Subtenant nor Sublandlord shall have any further rights, duties or obligations under this Sublease, except with respect to provisions of this Sublease which expressly survive the termination of this Sublease. (c) Upon the expiration or other termination of the Term of this Sublease, Subtenant shall peacefully quit and surrender to Sublandlord the Subleased Premises and all alterations and additions ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 thereto, broom clean, in good order repair and condition excepting ordinary wear, tear and use, damages by fire or other casualty not caused by Subtenant, damage caused by Prime Landlord or Sublandlord (and their respective agents, employees, subtenants and contractors), and repairs which in the Prime Lease are specifically made the responsibility of Prime Landlord. Subtenant shall remove all of its property and, to the extent specified by Sublandlord, all alterations and additions made by Subtenant and all partitions made by Subtenant wholly within the Subleased Premises, and shall repair any damage to the Subleased Premises or the Building caused by their installation or by such removal by Subtenant (except for the approved alterations described in Section 11 below). Within five (5) days prior to the expiration of the term of this Sublease (or such other mutually agreeable time before the expiration or earlier termination of the Term of this Sublease), subject to, Sublandlord and Subtenant shall conduct a joint walk-thru of the Subleased Premises to determine the condition of the Subleased Premises and to prepare a punch-list for Subtenant of any items Subtenant is required to repair and restore pursuant to this Subparagraph 5(c). Subtenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this Sublease. Subtenant will remove any personal property from the Building and the Subleased Premises upon or prior to the expiration or termination of this Sublease and any such property which shall remain in the Building or the Subleased Premises thereafter shall be conclusively deemed to have been abandoned, and may either be retained by Sublandlord as its property or sold or otherwise disposed of in such manner as Sublandlord may see fit at Subtenant’s expense. For the avoidance of doubt, Subtenant shall have no obligation to remove any alterations, additions or installations made by or on behalf of Sublandlord or any prior subtenant (including any alterations, additions or installations existing in the Subleased Premises as of the Commencement Date). (d) Subtenant shall be granted early access to the Subleased Premises from execution hereof, at no cost or expense to Subtenant (but only after Subtenant has obtained and provided evidence of the insurance required in this Sublease), in order to install and setup of furniture, fixtures and equipment, including the installation of Tenant’s IT/AV wiring and cabling (provided that Subtenant shall not commence its actual business operations until the Commencement Date). In no event shall such early access trigger the Commencement Date. 6. RENT (a) The Fixed Rent (also referred to as “Rent”) during the Term hereunder shall be as follows: i. Rent for the first two full months of the Term shall be fully abated; ii. Commencing on the later of (i) June 1, 2021 and (ii) the date that is two full months following the Commencement Date (such later date, the “Rent Commencement Date”) through the date immediately preceding the first anniversary of the Rent Commencement Date, the Rent shall be $11,777.50 per month (based on an annual rental rate of $42.00 per rentable square foot); and iii. Commencing on the first anniversary of the Rent Commencement Date through March 31, 2023, the Rent shall be $11,917.71 per month (based on an annual rental rate of $42.50 per rental square foot). All Rent shall be payable in lawful money of the United States of America in advance on the first day of each calendar month during the Term. The first full monthly payment of Fixed Rent (i.e. the Rent becoming due for the first full calendar month of the Term after giving effect to the Rent abatement described above) shall be due upon execution of this Sublease by Subtenant. Fixed Rent and any additional rent due hereunder for any partial month or period, as applicable, shall be ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 prorated using the percentage which is the number of days in such partial month or period, as applicable, to the total number of days in said month or period, as applicable. (b) In addition to the Fixed Rent set forth in subparagraph 6(a) above, Subtenant shall establish an account with and pay directly to an electrical utility all its costs of electricity for the Subleased Premises. Sublandlord represents and warrants to Subtenant that the Subleased Premises are separately metered for electricity. Notwithstanding anything to the contrary, Subtenant shall have no obligation for the payment of any Operating Expenses or Taxes; the parties acknowledging that Sublandlord, at its sole cost and expense, shall be solely responsible for the payment of such expenses, and agrees to timely pay such amounts, in accordance with the terms of the Prime Lease. (c) The terms “Fixed Rent” and “additional rent” are sometimes referred to herein a “Rent” or ‘rent” and shall mean all sums due from Subtenant to Sublandlord under the terms of this Sublease. Subtenant shall pay all Fixed Rent and additional rent when due and, in the case of fixed rent, without notice of any kind, and without any abatement, deduction or set-off for any reason whatsoever. All Rent shall be payable to Sublandlord at address for Notice set forth below or at such other address as directed by written notice from Sublandlord to Subtenant. (d) Subtenant’s obligations to pay the additional rent provided for in this paragraph 6 shall survive the expiration or earlier termination of this Sublease. The parties hereto agree that Sublandlord shall have all of the rights and remedies with respect to the nonpayment by Subtenant of additional rent and all other costs, charges and expenses to be paid by Subtenant in this Sublease or by law in the case of nonpayment of Fixed Rent provided for hereunder. (e) Timely payment is of the essence of this Sublease and Subtenant may not delay or refuse any payment of Rent for any reason. In the event the payment of any Rent shall be paid to Sublandlord after the date on which it is due and payable, as provided in this Sublease, then Subtenant shall pay a late charge of $500.00 and interest on such past due amount as set forth in the Prime Lease and payable, as additional rent, to Sublandlord as liquidated damages (not as a penalty) for Subtenant’s failure to make prompt payment. No failure by Sublandlord to insist upon the strict performance by Subtenant of Subtenant’s obligations to pay delinquency service charges and interest shall constitute a waiver by Sublandlord of its rights to enforce the provisions of this Paragraph in any instance thereafter occurring. In addition, Sublandlord shall be entitled to add the sum of $35.00 to the Rent bill in the event of any returned check. If any of Subtenant’s checks are returned more than two times during the term of this Sublease, Sublandlord can require that future payments be made in cash or by certified or bank check. 7. USE OF SUBLEASED PREMISES (a) The Subleased Premises shall only be used for general office purposes (the “Permitted Uses”). Sublandlord represents and warrants to Subtenant that the use of the Subleased Premises for the Permitted Uses is permitted by the Prime Lease, the certificate of occupancy for the Subleased Premises and the Building, and all applicable laws. Appurtenant to the Subleased Premises, to the extent set forth in the Prime Lease, Subtenant shall also have the non-exclusive right to use in common with others entitled thereto (i) the common facilities described in the Prime Lease (which facilities Sublandlord represents and warrants to Subtenant includes restrooms, which shall be available for the use and enjoyment of Subtenant at all times throughout the Term), and (ii) all other facilities, fixtures, equipment and all other rights of Sublandlord and items described in the Prime Lease. Subtenant shall use the Subleased Premises and appurtenant common areas in a careful, lawful, safe and proper manner and in accordance with all requirements of any governmental or quasi-governmental body and, in ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 addition, shall comply with such rules and regulations as the Prime Landlord may from time to time impose, as may be permitted under the Prime Lease, upon written notice to Subtenant. Subtenant shall not use the Subleased Premises or any of the common areas for any use or activity that is hazardous or that would constitute a nuisance or that: (i) would violate any covenant, agreement, term, provision or condition of the Prime Lease or this Sublease, (ii) is in contravention of the certificate of occupancy for the Subleased Premises or the Building, (iii) would violate any requirement of any governmental or quasigovernmental body, or (iv) many in any way impair or interfere with any of the Building services or the proper an economic heating, air conditioning, cleaning or other servicing of the Subleased Premises or the Building, the common areas or any portion thereof or impair or interfere with the use of any of the common areas by, or occasion discomfort, inconvenience or annoyance to, other occupants of the Building or their employees, guests or invitees (including, without limitation, the Sublandlord) or impair the appearance of the Building. Sublandlord covenants and agrees that Subtenant shall have access to and the right to use the Premises at all times set forth in the Prime Lease. (b) If any governmental license or permit shall be required for the proper and lawful conduct of any business or other activity carried in the Subleased Premises (including, but not limited to, a Certificate of Occupancy), Subtenant shall, at Subtenant’s sole expense, procure and thereafter maintain such license or permit, shall promptly submit a copy thereof to Sublandlord, and shall comply with the terms and conditions thereof. (c) Intentionally Omitted. (d) Subtenant shall indemnify and hold Sublandlord and Prime Landlord harmless from and against any fine, penalty, cost, expense (including, without limitation, reasonable attorneys’ fees) or other damage or loss suffered by Sublandlord as a result of Subtenant’s failure to perform its obligations under the Prime Lease or this Sublease, including without limitation this Paragraph 7. All of the Subtenant’s obligations under this Paragraph 7 shall survive termination of this Sublease and surrender of the Subleased Premises to the Sublandlord. (e) Sublandlord shall indemnify and hold harmless Subtenant and Subtenant's owners, officers, agents, directors and employees (“Subtenant’s Indemnitees”) from any and all losses, fines, suits, damages, expenses, claims, demands and actions of any kind resulting from (i) any failure by Sublandlord to perform all of its retained obligations under, or breach or default by the Sublandlord under, the Prime Lease, provided such failure does not result from a breach by Subtenant of its obligations under this Sublease or (ii) Sublandlord’s breach or default of its representations, warranties, or obligations under this Sublease. The provisions of this subparagraph 7(e) shall survive the expiration or earlier termination of this Sublease. 8. DEFAULT OF SUBTENANT AND SUBLANDLORD’S REMEDIES See Article VII of the Prime Lease which shall govern with respect to defaults (and, for the avoidance of doubt, Subtenant shall be entitled to all notice and cure periods set forth therein subject to Section 3(b) above). Sublandlord shall be entitled to any right or remedy as provided for in the Prime Lease. The remedies provided to the Sublandlord under this Sublease are cumulative and are in addition to any remedies allowed by law or in equity. 9. SECURITY DEPOSIT (a) Upon execution of this Sublease, Subtenant shall deposit with Sublandlord the sum of $23,555.00 (the “Security Deposit”) as security for the full and faithful performance of every portion of this Sublease to be performed by Subtenant. If Subtenant defaults with respect to any provision of this ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 Sublease (after any applicable notice and cure periods), then without limiting any other rights or remedies Sublandlord may have, Sublandlord may use, apply or retain such portion of the Security Deposit necessary to remedy such default. If any portion of said Security Deposit is so used or applied, Subtenant shall, within ten (10) days after demand therefor, deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to its original amount, and Subtenant’s failure to do so shall be a material breach of this Sublease. Sublandlord shall not be required to keep this security deposit separate from its general funds, and Subtenant shall not be entitled to interest on such deposit. (b) The Security Deposit, or any balance thereof to the extent not applied by Sublandlord in accordance with this Sublease, shall be returned to Subtenant within twenty (20) days after the (i) Expiration Date and (ii) return of the Subleased Premises to Sublandlord in the condition required by this Sublease, less only that portion, if any, assessed and retained by Sublandlord pursuant to Paragraph 9(a) above. (c) Sublandlord agrees to not assign or encumber or attempt to assign or encumber the monies deposited herein as Security Deposit separate from any assignment of Sublandlord’s rights under the Prime Lease. 10. CONDITION OF PREMISES The Subleased Premises shall be delivered to Subtenant free and clear of all occupants and personal property (other than the furniture listed on Exhibit B (the “Furniture”)), broom-clean, and in good working order, condition and repair. Subtenant acknowledges that it has examined the Subleased Premises, and is taking the Subleased Premises, in its “AS IS” condition on Commencement Date, subject to reasonable wear and tear, damages by fire or other casualty not caused by Subtenant, damage caused by Prime Landlord or Sublandlord (and their respective agents, employees, subtenants, contractors), and repairs which in the Prime Lease are specifically made the responsibility of Prime Landlord. Sublandlord hereby represents to Subtenant that, upon information and belief, as of the Commencement Date all building systems serving the Subleased Premises and all structural elements are in good working order and condition, and that all applicable legal requirements have been satisfied as they relate to the Subleased Premises. 11. ALTERATIONS Subtenant shall not make any alterations, improvements or installations in or to the Subleased Premises without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, conditioned or delayed. If Sublandlord does consent to any alterations, all improvements shall be subject to the terms and conditions of the Prime Lease, and in those instances, if required, shall be subject to the Prime Landlord’s approval as provided in the Prime Lease. Sublandlord’s consent shall not be required in connection with any upgrades to ventilation systems serving the Subleased Premises that Subtenant may elect to perform (and notwithstanding anything to the contrary, Subtenant may, but shall not be required to, remove such ventilation system upgrades at the end of the Term). Notwithstanding the foregoing, such upgrades shall be subject to the terms and conditions of the Prime Lease, where applicable, and may be subject to the Prime Landlord’s approval to the extent provided in the Prime Lease. Any alterations, improvements or installations consented to by the Sublandlord shall be made at the sole cost and expense of Subtenant. Subtenant shall not be obligated to restore alterations, improvements or installations only if both the Prime Landlord and Sublandlord approval of the same in writing expressly states therein that such alterations, improvements or installations, as the case may be, shall be allowed to remain at the end of the Term. Sublandlord agrees to inform Subtenant in writing whether such alterations, improvements or installations, as the case may be, shall be allowed to remain at the end of the Term. ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 12. REPAIRS AND MAINTENANCE Sublandlord shall perform all required repair and maintenance required of the Prime Landlord in the Prime Lease. Any repair and maintenance obligations with respect to the Sublease Premises which are the responsibility of the Sublandlord, as tenant under the Prime Lease, shall be performed by Subtenant at Subtenant’s sole cost and expense. Notwithstanding anything to the contrary, Subtenant shall have no obligation (i) to make any capital repairs, replacements or improvements to the Subleased Premises unless such capital repairs, replacements or improvements are required because of Subtenant’s specific use of the Subleased Premises (as opposed to office use generally) , or (ii) to perform any repairs or maintenance with respect to conditions existing prior to the Commencement Date. Subtenant agrees and acknowledges that Subtenant has inspected the Subleased Premises, and as of the Commencement Date is satisfied with the existing condition of the Subleased Premises. Sublandlord shall be solely responsible for making any capital repairs, replacements or improvements to the Subleased Premises only to the extent required by and pursuant to the terms of the Prime Lease. Subtenant agrees that it will notify Sublandlord promptly of the need for any repair to the Subleased Premises, even if Sublandlord is not responsible for any such repair. Notwithstanding anything contained herein to the contrary, in the event that a condition exists in the Subleased Premises that Prime Landlord is obligated to repair/maintain under the terms of the Prime Lease, Subtenant shall so advise Sublandlord, and Sublandlord, in turn, shall promptly advise the Prime Landlord thereof. Sublandlord shall have no liability to Subtenant for Prime Landlord’s failure to make any such repair or to provide any such service; provided that Subtenant shall be entitled to any abatement or offset rights that Sublandlord, as tenant under the Prime Lease, is entitled to. For the avoidance of doubt, Sublandlord shall cooperate with Subtenant in seeking to obtain the performance of Prime Landlord under the Prime Lease and shall enforce or exercise any rights and/or remedies Sublandlord may have under the Prime Lease. 13. UTILITIES AND SERVICE Subtenant shall be entitled to all those services and utilities that Prime Landlord is required to provide under the terms of the Prime Lease. Sublandlord shall not be responsible for Prime Landlord’s failure to provide the same nor shall any such failure constitute a default hereunder by Sublandlord or an abrogation of any other terms or conditions of this Sublease; provided that Subtenant shall be entitled to any abatement or offset rights that Sublandlord, as tenant under Prime Lease, is entitled to. For the avoidance of doubt, Sublandlord shall cooperate with Subtenant in seeking to obtain the performance of Prime Landlord under the Prime Lease and shall enforce or exercise any rights and/or remedies Sublandlord may have under the Prime Lease. 14. ASSIGNMENT AND SUBLEASING Subtenant shall not have the right to assign or sub-sublet the Subleased Premises, in whole or in part without Sublandlord’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, and without Prime Landlord’s prior written consent (to the extent Prime Landlord’s consent is required pursuant to the terms of the Prime Lease). Notwithstanding anything to the contrary contained in this Sublease or the Prime Lease, Subtenant may, without Sublandlord’s or Prime Landlord’s written consent, assign Subtenant’s interest in this Sublease to: (a) a subsidiary, affiliate, or parent of Subtenant or other entity which controls, is controlled by, or is under common control with, Subtenant; (b) a successor entity to Subtenant resulting from merger, consolidation, corporate reorganization, or government action; or (c) a purchaser of all or substantially all of Subtenant’s assets or ownership interests. Transfers of beneficial interests in Subtenant shall not constitute “assignments” under this Sublease or the Prime Lease. ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 15. INSURANCE Subtenant agrees to comply with all the insurance requirements and obligations of Sublandlord as tenant as set forth in the Prime Lease and to name the Sublandlord and Prime Landlord as additional insureds on any insurance policies. Subtenant shall deliver to Sublandlord and Prime Landlord a certificate of insurance evidencing such insurance prior to occupying the Subleased Premises. 16. COMPLIANCE WITH LAWS (a) In addition to any obligations under the Prime Lease, Subtenant shall promptly comply with all applicable statutes, ordinances, rules, orders regulations and requirements of the Federal, State and municipal Governments (including the Board of Fire Underwriters) and of any and all of their Departments and Bureaus applicable to the specific use and occupancy of the Subleased Premises by Subtenant (collectively referred to as “Legal Requirements”). (b) If Subtenant shall fail or neglect to comply with the aforesaid Legal Requirements, or if Subtenant shall fail or neglect to make any repairs required by the terms of this Sublease, then Sublandlord or its agent may (but shall not be obligated to), without limiting any other right or remedy that may be available, enter the Subleased Premises and take such actions as necessary to cure the breach and comply with any and all of the said Legal Requirements, at the cost and expense of Subtenant; and, in case of Subtenant’s failure to pay therefor, the said cost and expense shall be added to the next month’s Rent and be due and payable as such. Notwithstanding anything to the contrary, Subtenant shall have no obligation to make any capital repairs, replacements or improvements to Subleased Premises unless such capital repairs, replacements or improvements are required because of Subtenant’s specific use of the Subleased Premises (as opposed to office use generally). 17. LIMITATIONS ON SUBLANDLORD’S LIABILITY (a) Subtenant acknowledges that Sublandlord has made no representations or warranties with respect to the Building or the Subleased Premises except as are expressly set forth in this Sublease and Subtenant accepts the Subleased Premises in it “AS IS” condition. (b) If Sublandlord assigns its leasehold estate in the Building, Sublandlord shall have no obligation to Subtenant arising after the date of such assignment. Subtenant shall then recognize Sublandlord’s assignee as Sublandlord of this Sublease. 18. SUBORDINATION This Sublease shall be automatically subject and subordinate the Prime Lease, and to any ground lease and to any mortgage or deed of trust thereon or on the fee simple interest in the Building or the land on which the Building is located to which the Prime Lease is subject and subordinate. This paragraph shall be self-operative and no further instrument of subordination shall be required. 19. TERMINATION, CASUALTY AND CONDEMNATION If the Prime Lease is terminated, this Sublease shall automatically terminate at the same time and Subtenant shall have no claim against Sublandlord for the loss of its subleasehold interest other than due to breach of this Sublease by Sublandlord. If the Prime Lease is not terminated with respect to the Subleased Premises upon the occurrence of a casualty or condemnation, the provisions of the Prime Lease with respect to casualty or condemnation shall apply to the Sublease and the Subleased Premises. DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 ActiveUS 185926618v.14 01050727.1 20. CONSENT OR APPROVAL OF PRIME LANDLO ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 20. CONSENT OR APPROVAL OF PRIME LANDLORD If the consent of Prime Landlord is required under the Prime Lease with respect to any matter relating to the Subleased Premises, Subtenant shall be required first to obtain the consent or approval of Sublandlord with respect thereto and, if Sublandlord grants such consent or approval, Sublandlord may forward a request for consent or approval to the Prime Landlord, but Sublandlord shall not be responsible for obtaining such consent or approval. Sublandlord shall have no liability to Subtenant for the failure of Prime Landlord to give its consent. 21. NOTICES All notices given pursuant to the provisions of this Sublease shall be in writing, addressed to the party to whom notice is given and sent registered or certified mail, return receipt requested, in a postpaid envelope or by nationally recognized overnight delivery service as follows: To Subtenant: Aileron Therapeutics, Inc. 290 Pleasant Street, Unit 112 Watertown, MA 02472 Attn: Manuel Aivado To Sublandlord: Vitoria Industries North America, Inc. Attn: Chiara S. Dyer 1639 W. Sheridan Ave Oklahoma City, OK 73106 It is understood and agreed that unless specifically modified by this Sublease, Sublandlord shall be entitled to the length of notice required to be given Prime Landlord plus three (3) days. All notices shall be deemed given upon receipt or rejection. Either party by written notice to the other may charge or add persons and places where notices are to be sent or delivered. 22. BROKERAGE COMMISSIONS AND LEGAL FEES Each of Sublandlord and Subtenant represents and warrants to the other (and Prime Landlord) that it has had no dealings with any real estate broker or agent in connection with this Sublease except for Newmark Knight Frank and Cresa Partners Boston Inc. (the “Brokers”). Each of Sublandlord and Subtenant covenants to pay, hold harmless and indemnify the other and the Prime Landlord from and against any and all costs, expenses or liabilities for any compensation, commissions and charges claimed by any other broker or agent other than the Brokers with respect to this Sublease or the negotiation thereof, based upon alleged dealings with the indemnifying party. Sublandlord represents and warrants to Subtenant that Enevo has agreed to pay all brokerage commissions or fees due to the Brokers in connection with or arising out of this Sublease. 23. SUBLANDLORD’S AND SUBTENANT’S POWER TO EXECUTE Sublandlord (subject to Prime Landlord’s consent) and Subtenant covenant, warrant and represent that they have full power and proper authority to execute this Sublease. ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 24. CONSENT TO SUBLEASE BY PRIME LANDLORD This Sublease shall not become operative until the Prime Landlord has given to Sublandlord its consent thereto by signing this Sublease. Sublandlord shall not be responsible for Prime Landlord’s failure to consent to this Sublease. Should Prime Landlord not consent to this Sublease within twenty (20) days after the date hereof, then this Sublease shall be void and without further force or effect and each party shall be released from all obligations with respect to this Sublease. Should Prime Landlord not consent to this Sublease within such twenty (20) day period, Sublandlord shall promptly refund the Security Deposit and any pre-paid Rent to Subtenant. Promptly after Sublandlord receives Prime Landlord’s Consent, Sublandlord shall deliver written notice to Subtenant stating the date (which date shall be no less than five (5) days after the date of Sublandlord’s notice to Subtenant) that Sublandlord shall deliver possession of the Subleased Premises to Subtenant in accordance with the terms of this Sublease (which for the avoidance of doubt, shall be no earlier than April 1, 2021 without the written consent of Subtenant in its sole discretion). 25. HOLDING OVER If Subtenant holds over after the Expiration Date or the earlier termination of the Term of this Sublease without the express written consent of the Sublandlord (it being agreed that Sublandlord is under no obligation whatsoever to grant any such consent), Subtenant shall become a tenant of sufferance only, at a rental rate determined as follows: (i) if such holdover does not cause Sublandlord to hold over under the Prime Lease, then such rental rate shall be two hundred percent (200%) of the Rent payable to Sublandlord for the immediately preceding calendar month, and (ii) if such holdover causes Sublandlord to hold over under the Prime Lease, then such rental rate shall be one hundred fifty percent (150%) of all holdover rent that Sublandlord is required to pay to Prime Landlord under the Prime Lease. Nothing in this Lease to the contrary shall limit Sublandlord’s remedies hereunder of Sublandlord’s right to recover damages from Subtenant accruing to Sublandlord as tenant under the Prime Lease, in the event Subtenant fails to surrender the Subleased Premises to Sublandlord on or before the Expiration Date, Subtenant shall indemnify and hold Sublandlord harmless from all loss or liability, including without limitation, any claim made by Prime Landlord or any successor tenant resulting from Subtenant’s failure to surrender the Subleased Premises and any attorney’s fees and costs incurred by Sublandlord and Prime Landlord; provided, however, it is understood and agreed that no indirect or consequential damages may be assessed by Sublandlord to Subtenant on account of the first thirty (30) days of any such holdover period. 26. RULES AND REGULATIONS Subtenant shall comply with all rules and regulations regarding the Subleased Premises and the Building as may be prescribed by Prime Landlord. 27. GOVERNING LAW The exercise, validity, construction, operation and effect of the terms and provisions of this Sublease shall be determined and enforced in accordance with the laws of the Commonwealth of Massachusetts. 28. AUTHORITY The Subtenant has no authority to contact or make any agreement with the Prime Landlord about the Subleased Premises or the Prime Lease that would effect Sublandlord, unless agreed to by all the parties in writing. No purported agreement between Prime Landlord and Subtenant shall be binding upon Sublandlord, and shall not act to increase or modify Sublandlord’s obligations or liabilities under the ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 Prime Lease, unless and except Sublandlord has documented its agreement in a signed writing. The Subtenant may not pay rent or other charges to the Prime Landlord, but only to the Sublandlord, unless otherwise instructed in a written notice signed by Sublandlord. 29. SIGNAGE Sublandlord shall provide, at Sublandlord’s sole cost and expense, or shall cause Prime Landlord, at Sublandlord’s sole cost and expense, to provide a listing of Subtenant as a tenant in the standard building directory in the lobby of the Building. 30. SUCCESSORS Unless otherwise stated, this Sublease is binding on all parties who lawfully succeed to the rights or take the place of the Sublandlord or the Subtenant. 31. MISCELLANEOUS (a) The headings of the articles and the numbers of the items in this Sublease are inserted as a matter of convenience to the parties and shall not affect the construction of this Sublease. (b) The terms, conditions, covenants and provisions of this Sublease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect. (c) This Sublease may be executed multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Sublease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures. 32. FURNITURE On the Commencement Date, Subtenant shall purchase the Furniture from Enevo for $1. Subtenant acknowledges that it has examined the Furniture and is assuming ownership of the Furniture in its “AS IS” condition without any representation or warranty from Sublandlord. On the Commencement Date, Sublandlord agrees to deliver to Subtenant, either in original or electronic form, a bill of sale duly acknowledged by Enevo, in the form attached hereto as Exhibit C, to transfer and assign to Subtenant the Furniture (which shall be in substantially the same condition existing as of the date of this Sublease, reasonable wear and tear excepted). Such delivery thereof shall be a condition precedent of this Sublease. Sublandlord shall have no liability resulting from the furniture’s use or non-use or obligation to make any alterations, repairs or improvements to the furniture to make them ready for Subtenant’s occupancy or on any future date. 33. EXPANSION OPTION Not Applicable. ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 34. PARKING During the term of this Sublease, so long as Sublandlord continues to lease the one (1) interior parking space in the Building garage (the “Parking Space”) pursuant to Article XIV of the Prime Lease, Subtenant shall have the right to use the Parking Space (such use in accordance with the terms of the Prime Lease) and shall pay to Sublandlord, as additional rent hereunder, for the use thereof, at the rate that Sublandlord pays for the Parking Space to Prime Landlord. Sublandlord hereby agrees that it shall continue to lease the Parking Space throughout the term of this Sublease. 35. CONSENT By its execution of this Sublease, Prime Landlord agrees and consents to Subtenant’s occupancy of the Subleased Premises and the terms and conditions of this Sublease. Subtenant hereby agrees that (a) this Sublease is subject to all of the terms, agreements, covenants and provisions of the Prime Lease except where expressly stated to the contrary herein; (b) this Sublease shall not be deemed to change, modify or amend the Prime Lease in any manner (but does give Subtenant certain unilateral assignment rights that would otherwise not exist under the Prime Lease as expressly set forth in Section 14, above); (c) Subtenant expressly assumes and agrees to be bound by and to perform and comply with, for the benefit of Prime Landlord, each and every obligation of tenant under the Prime Lease applicable to the Subleased Premises during the term of the Sublease (except as expressly stated to the contrary herein); (d) neither the Prime Lease nor the Sublease shall grant or be deemed to grant Subtenant any rights whatsoever against Prime Landlord; and (e) Subtenant’s sole remedy for any alleged or actual breach of its rights in connection with the Subleased Premises or the Sublease shall be solely against Sublandlord. The execution of this Sublease by Prime Landlord for the limited purpose of consenting hereto and shall in no way constitute any representation or warranty whatsoever by Prime Landlord, express or implied, relating to the Prime Lease, the Premises, the Sublease, the Subleased Premises or any other matter relating to Sublandlord’s or Subtenant’s tenancy, including, without limitation, the physical condition or square footage of the Premises or the Subleased Premises, and Sublandlord and Subtenant acknowledge and agree that they are not relying on any such representation or warranty in entering into the Sublease or in consummating the transactions contemplated by the Sublease (provided the foregoing shall not be deemed to limit any representations or warranties of Prime Landlord to Sublandlord as set forth in the Prime Lease). Without limiting the generality of the foregoing, Sublandlord and Subtenant specifically acknowledge and agree that Prime Landlord is not a party to the Sublease (except for the limited purpose of consenting hereto) and, notwithstanding anything to the contrary contained in the Sublease, Prime Landlord is not bound by any of the terms contained in the Sublease, including, without limitation, any of the covenants, representations, warranties, duties and obligations contained therein. The execution of this Sublease by Prime Landlord for the limited purpose of consenting hereto shall not be deemed to create any obligations on the part of Prime Landlord with respect to the Sublease or the Subleased Premises, or constitute any consent to any further sublease or assignment (but does permit Subtenant to make certain assignments without the consent of Prime Landlord as expressly set forth in Section 14, above), or release Sublandlord of any of its obligations under the Prime Lease (including, without limitation, Sublandlord’s surrender obligations as stated in the Prime Lease). The acceptance of rent and other amounts by Prime Landlord from Subtenant or anyone else liable under the Prime Lease shall not be deemed a waiver by Landlord of any of the terms of the Prime Lease. Sublandlord shall remain fully and primarily liable for the prompt and timely payment of all rent, additional rent and other charges under the Prime Lease and for the timely performance of all of the ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 tenant’s obligations under the Prime Lease. Sublandlord shall be deemed to have waived any and all suretyship defenses. Sublandlord and Subtenant agree to indemnify and hold Prime Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys’ fees, incurred as a result of a claim by any person or entity relating to or arising out of this Sublease (including, without limitation, the sale of the Furniture), except to the extent caused by the negligence or willful misconduct of Prime Landlord (but subject to Sublandlord’s and Subtenant’s insurance and waiver of subrogation obligations). If there is any legal action or proceeding, in which Prime Landlord is a party, to enforce or interpret any provision of this Sublease, the unsuccessful party to such action or proceeding shall pay to the prevailing party as finally determined, all costs and expenses, including, without limitation, attorneys’ fees and costs, incurred by such prevailing party in such action or proceeding, in enforcing such judgment, and in connection with any appeal from such judgment. Sublandlord and Subtenant agree that neither this Sublease nor any memorandum nor notice thereof shall be recorded in any public records. Sublandlord hereby agrees to pay all fees incurred by Prime Landlord in connection with reviewing and consenting to this Sublease within thirty (30) days after receipt of Landlord’s invoice therefor. Subtenant shall not be responsible for any fees incurred by Prime Landlord in connection with reviewing and consenting to this Sublease. Sublandlord represents to Subtenant that Enevo has agreed to pay all fees incurred by Prime Landlord in connection with reviewing and consenting to this Sublease. [The remainder of this page has been intentionally left blank.] ActiveUS 185926618v.14 01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528

In WITNESS WHEREOF, the parties hereto have caused this Sublease to be properly executed as of the day and year first above written.

SUBLANDLORD:

Vittoria Industries North America, Inc.,
a Delaware corporation

DocuSigned by:

By: Chiara Segalini
A42ECE88E5C6428...

Name: Chiara Segalini

Title: Director of Finance & Treasurer

SUBTENANT:

Aileron Therapeutics, Inc.,
a Delaware corporation

DocuSigned by:

By: Rick Wanstall
DD28F713249A4BA...

Name: Rick Wanstall

Title: Chief Financial Officer & Treasurer

For the sole purpose of consenting hereto:

PRIME LANDLORD:

Waterfront Equity Partners, LLC,
Massachusetts limited liability company

By: Aegean Capital, LLC
Its: Manager

By: Constantine Alexakos by Howard Rich

Name: Constantine Alexakos, by Howard Rich, POA + CFO

Its: Manager

ActiveUS 185926618v.14
01050727.1

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528 EXHIBIT A PRIME LEASE [Attached] ActiveUS 185926618v.14 01050727.1

LEASE LANDLORD: Waterfront Equity Partners. LLC A Massachusetts Limited Liability Company TENANT: Vittoria Industries North America, Inc., A Delaware Corporation BUILDING: 285 Summer Street Boston, Massachusetts  DATED: July 13, 2012 00425441.DOC/3

TABLE OF CONTENTS ARTICLE CAPTION PAGE I. REFERENCE DATA 1 (A) SUBJECTS REFERRED TO 1 (B) EXHIBITS 4 II. PREMISES 4 III. TERMS AND CONSTRUCTION 5 (A) TERM 5 (B) DELIVERY 5 (C) GENERAL CONSTRUCTION PROVISIONS 6 IV. LANDLORD'S SERVICES 6 (A) LANDLORD'S SERVICES DURING THE TERM 6 (B) INTERRUPTIONS 6 V. RENT 7 (A) FIXED RENT 7 (B) ADDITIONAL RENT-TAXES 8 (C) ADDITIONAL RENT-OPERATING EXPENSES 9 (D) ADDITIONAL RENT-ELECTRICITY 11 VI. TENANT'S CONVENANTS 11 VII. DEFAULT 15 (A) EVENTS OF DEFAULT 15 (B) OBLIGATIONS THEREAFTER 16 VIII. CASUALTY AND TAKING 17 (A) CASUALTY AND TAKING 17 (B) RESERVATION OF AWARD 18 IX. MORTGAGEE 18 (A) SUBORDINATION TO MORTGAGES 18 (B) LIMITATION ON MORTGAGEES LIABILITY 19 (C) NO RELEASE OR TERMINATION 19 X. GENERAL PROVISIONS 19 (A) CAPTIONS 19 (B) SHORT FORM LEASE 20 (C) RELOCATION 19 (D) NOTICES 20 (E) SUCCESSORS AND ASSIGNS 20 (F) NO SURRENDER 21 (G) WAIVERS AND REMEDIES 21 (H) SELF-HELP 21 (I) ESTOPPEL CERTIFICATE 22 (J) WAIVER OF SUBROGATION 22 (K) BROKERS 23 (L) LANDLORD'S DEFAULTS 23 (M) EFFECTIVENESS OF LEASE 23 (N) HAZARDOUS MATERIALS 23 (O) DELAYS 24 (P) INDEPENDENT COVENANT 24 (Q) SURVIVAL PROVISION 24 (R) GOVERNING LAW 25 00425441.DOC/3 i

XI. SECURITY DEPOSIT 25 XII. MODIFICATION 25 XIII. OPTION 25 (A) OPTION TERM 25 (B) OPTION RENT 26 XIV. PARKING 27 Exhibit A Plan Showing the Demised Premises Exhibit B Legal Description of Property Exhibit C Building Rules and Regulations Exhibit D Tenant's Work Exhibit E Landlord's Work 00425441.DOC/3 ii

Lease dated as of the13_ day of July, 2012, by Waterfront Equity Partners, LLC, a Massachusetts limited liability company, as landlord, (hereinafter referred to as "Landlord"), and Vittoria Industries North America, Inc., a Delaware corporation, as tenant ("Tenant''). ARTICLE I REFERENCE DATA 1. (A) SUBJECTS REFERRED TO: Each reference in this lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1(A): LANDLORD'S ADDRESS: c/o Aegean Capital, LLC 150 East S8th Street, Suite 2000 New Yolk, New York 10155 LANDLORD'S MANAGING AGENT: Aegean Capital, LLC 150 East 58th Street, Suite 2000 New York, New York 10155 TENANT'S ADDRESS: 285 Summer Street, Suite 101 Boston Massachusetts 02110 BUILDING: THAT CERTAIN BUILDING KNOWN AS 285 SUMMER STREET, BOSTON, MASSACHUSETTS AND CONTAINING 48,616 RENTABLE SQUARE FEET OF FLOOR AREA   RENTABLE FLOOR AREA OF TENANT'S SPACE: APPROXIMATELY 3,365 SQUARE FEET ON THE 1ST FLOOR OF THE BUILDING, AS SHOWN ON EXHIBIT A COMMENCEMENT DATE: UPON SUBSTANTIAL COMPLETION BY LANDLORD OF THE WORK REQUIRED OF LANDLORD AS SET FORTH IN ARTICLE ID BELOW, AND DELIVERY OF TIIE DEMISED PREMISES TO TENANT RENT COMMENCEMENT ONE HUNDRED TWENTY (120) DAYS FROM DATE: THE COMMENCEMENT DATE SUBJECT TO ARTICLE V BELOW ORIGINAL TERM: TEN (10) YEARS AND FOUR (4) MONTHS FROM THE COMMENCEMENT DATE 00425441.DOC/3

FIXED RENT:  DURING THE PERIOD FROM THE COMMENCEMENT DATE TO THE RENT COMMENCEMENT DATE..NO FIXED RENT SHALL BE PAYABLE;  DURING THE TWELVE MONTH PERIOD FOLLOWING THE RENT COMMENCEMENT DATE...$117,775.00 PER ANNUM/$9,814.58 PER MONTH;  DURJNG THE SECOND YEAR FOLLOWING THE RENT COMMENCEMENT DATE ...$121,140.00 PER ANNUM/$10,095.00 PER MONTH;  DURING THE THIRD YEAR FOLLOWING THE RENT COMMENCEMENT DATE ...$124,505.00 PER ANNUM/$ 10,375.42 PER MONTH;  DURING THE FOURTH YEAR FOLLOWJNG THE RENT COMMENCEMENT  DATE  $127,870.00 PERANNUMl$10,655.83 PER MONTH;  DURJNG THE FIFTH YEAR FOLLOWING THE RENT COMMENCEMENT DATE ...$131,235.00 PER ANNUM/$10, 936.25 PER MONTH;  DURING THE SIXTH YEAR FOLLOWING THE RENT COMMENCEMENT DATE ...$134,600.00 PER ANNUM/$11,216. 67 PER MONTH;  DURING THE SEVENTH YEAR FOLLOWING THE RENT COMMENCEMENT  DATE  ...$137,965.00 PER ANNUM/$11,497.08 PER MONTH;  DURING THE EIGHTH YEAR FOLLOWING THE RENT COMMENCEMENT DATE  ..$141,330.00 PER ANNUM/$ 11,777.50 PER MONTH;  DURING THE NINTH YEAR FOLLOWING THE RENT COMMENCEMENT DATE .$144,695.00 PER ANNUM/$12,057.92 PER MONTH;  DURING THE TENTH YEAR FOLLOWING THE RENT COMMENCEMENT DATE ..$148,060.00 PER ANNUM/$12,338.33 PER MONTH; AND  DURING THE ADDITIONAL PERIOD FOR WIDCH THE ORIGINAL TERM OF TIIISLEASE MAY BE EXTENDED AS SET FORTH IN SECTION (A) OF ARTICLE Xlll BELOW...THAT  FIXED RENT  DETERMINED AS SET FORTI! IN SECTION (B) OF SAID ARTICLE XIII. 00425441.DOC/3 2

IN ADDTTION, TENANT SHALL PAY TO LANDLORD RENT FOR THE STORAGE SPACE REFERRED TO IN ARTICLE II BELOW AT THE RATE OF $750.00 PER MONTH PAYABLE IN EQUAL MONTHLY INSTALLMENTS COMMENCING ON THE COMMENCEMENT DATE AND THEREAFTER ON THE FIRST (1ST) DAY OF EACH MONTH DURING THE TERM, UNLESS TENANT GIVES LANDLORD AT LEAST N1NETY (90) DAYS NOTICE OF TENANT'S DESIRE TO DISCONTINUE USB OF TIIB STORAGE SPACE UPON WHICH TIIB LEASE OFTHE STORAGE SPACE AND RENT THEREFOR SHALL TERMINATE AS OF THE DATE SPECIFIED IN SAID NOTICE; AND TENANT SHALL HAVE NO FURTHER RIGHT TO LEASE THE STORAGE SPACE.  ADDITIONAL RENT FOR TAXES:  TENANT' S PROPOR110NATE SHARE OF REAL ESTATE TAXES IN EXCESS OF REAL ESTATE TAXES PAYABLE FOR THE 2013 FISCAL TAX YEAR  ADDITIONAL RENT FOR OPERATING EXPENSES  TEN.ANTS PROPORTIONATE SHARE OF OPERATING EXPENSES IN EXCESS OF OPERATING EXPENSES INCURRED FOR THE 2013 CALENDAR YEAR  TENANT'S PROPORTIONATE SHARE:  TENANT'S PROPORTIONATE SHARE SHALL INITIALLY BE 6.92%. TENANT'S PROPORTIONATE SHARE SHALL BE COMPUTED ON THE RATIO THAT THE RENTABLE FLOOR AREA OF THE DEMISED PREMISES BEARS TO THE TOTAL RENTABLE FLOOR AREA OF THE BUILDING. IF THE SIZE OF THE BUILDING, AND THE RBNTABLE FLOOR AREA THEREIN, CHANGES, TENANT'S PROPORTIONATE SHARE WILL VARY ACCORDINGLY.  INITIAL ELECTRIC CHARGE: SEPARATELY METERED SECURITY DEPOSIT: $24,676.66 PERMIITED USE: GENERAL OFFICE PURPOSES PUBLIC LIABILITY INSURANCE LIMITS: $1,000,000.00 PER OCCURRENCE AND $2,000,000.00 IN THE AGGREGAIB  PRESENT AFTER HOURS HEATING/COOLING CHARGE: $75.00 per hour for ventilating and air conditioning and $15.00 per hour for heat if requested by Tenant  00425441.IXX'/3 3

(B) EXHIBITS  The exhibits listed below in this Section are incorporated in this lease by reference and are  to be construed as part of this lease: EXHIBIT A Plan Showing the Demised Premises EXHIBIT B Legal Description EXHIBIT C  Building Rules and Regulations EXHJBIT D Tenant's Work EXHIBIT E Landlord's Work  ARTICLE II PREMISES 2. PREMISES Subject to and with the benefit of the provisions of this lease, Landlord hereby leases to Tenant, and Tenant leases from Landlord, approximately 3,36S square feet of rentable floor area on the first (1th) floor of the Building, excluding exterior faces of exterior walls, all common facilities of the Building and all building service fixtures and equipment serving (exclusively or in common) other parts of the Building. Tenant's space is hereinafter referred to as "the demised premises" and is shown on Exhibit A attached hereto and made a part hereof. Tenant shall have, as appurtenant to the demised premises, the right to use in common with others entitled thereto, subject to reasonable rules from time to time made by Landlord of which Tenant is given notice: (i) the common facilities from time to time included in the Building or on the parcel of land on which the Building is located (said parcel being more particularly described in Exhibit B and being hereafter referred to as "Property"),to the extent from time to time designated by Landlord; and (ii) the building service fixtures and equipment serving the demised premises. Landlord reserves the right from time to time (a) to install, repair, replace, use, maintain and relocate for service to the demised premises and to other parts of the Building or either, building service fixtures and equipment wherever located in the Building; (b) to alter, relocate or eliminate any other common facility, except that such alteration shall not materially impair access to the Premises; (c) to designate specific parking areas upon the Property or within any parking garage serving the Building to be for the exclusive use of one or more users thereof, but subject to Tenant's right to any parking space specifically provided for in this I.ease; (d) to designate specific traffic routes for trucks end other delivery vehicles; (e) to alter the size of the Building; and (f) to increase and/or decrease the size of the Property by the acquisition of adjacent land and/or the disposition of any portions thereof. No such increase or decrease shall be deemed to have occurred until Landlord shall give Tenant at least thirty (30) days notice thereof. In addition to the demised premises Landlord hereby leases to Tenant and Tenant hereby leases from landlord storage space containing approximately 600 rentable square feet of floor area in the parking garage serving the Building and at the Fixed Rent set forth therefore in Article I of this lease. The insurance that Tenant is required to carry pursuant to Subsection (8) of Article VI of the lease shall be carried also on said storage space. Tenant shall use said storage at its sole risk and Landlord shall have no liability for theft or damage to the contents of 00425441.DOC/3 4 said storage space. If for any reason Tenant shall fail timely to pay the charge for said storage space, Landlord shall have the same rights against Tenant as Landlord has with respect to the timely payment of Fixed Rent hereunder. The monthly rate for the storage space set forth above may be increased by Landlord in its discretion pursuant to market conditions upon forty-five (45) days notice to Tenant ARTICLE III TERM AND CONSTRUCTION 3. (A) TERM To have and to hold for a period of ten (10) years and four (4) months ("the Term or the Original Term"}commencing on the delivery of the demised premises to Tenant with Landlord's Work substantially complete ("the Commencement Date") and, unless sooner terminated as provided herein, expiring on tenth (l0th) anniversary of the Rent Commencement Date; provided that if the Term (calculated as aforesaid) would expire prior to the last day of a calendar month, the Term shall be extended so as to expire on the last day of such calendar month. Promptly after the commencement of the Term of this lease, Landlord and Tenant shall execute a Commencement Date Agreement setting forth the commencement and expiration dates and the Term of this Lease. (B) DELIVERY Tenant acknowledges that it has inspected the demised premises, and itis understood and agreed that Tenant will accept the demised premises in its existing physical condition, and except as otherwise expressly stated herein Landlord shall be under no obligation to make any repairs, alterations or improvements to the demised premises prior to or at the commencement of the term hereof or at any time thereafter. Landlord shall expose the wood ceiling, sandblast the wood and the brick of the demised premises as needed and retrofit the sprinkler heads as needed. In addition, Landlord shall build-out the demised premises pursuant to Exhibit E, using building standard materials and finishings. Promptly upon delivery of the demised premises to Tenant with Landlord’s Work substantially complete as set forth in Exhibit E below, Tenant shall promptly perform, at its own cost and expense, all other work required to prepare the demised premises for Tenant's occupancy pursuant to the provisions of Exhibit D attached hereto and made a part hereof and plans and specifications approved by Landlord, including Tenant's telephone/data cabling, installation and cooling. Tenant shall equip the demised premises with all trade fixtures and personal property suitable or appropriate to the regular and normal operation of the type of business in which Tenant is engaged.  All such trade fixtures and personal property shall be of first-class quality, and subject to Landlord's approval not unreasonably withheld. During the period commencing upon the earlier of (a) the fust entry by Tenant or its agents for the purpose of performing any work, or (b) the execution and delivery of this lease, and ending upon the Commencement Date, Tenant shall comply with all of the provisions of this lease as if said period were part of the term of this lease, except that no rent shall be payable for said period. 00425441.IXJC/3 5

Subject to the provisions of Section (O) of Article X below, any delays not attributable to Landlord, and the provisions of Exhibit E below, Landlord shall use reasonable efforts to deliver the Premises to Tenant with all work to be Performed by Landlord substantially completed no later than one hundred fifty (150) days following the issuance of all required permits for Landlord 1s Work. Landlord's Work shall be deemed substantially complete when Landlord so determines.  (C) GENERAL CONSTRUCTION PROVISIONS.  All construction work required or permitted by this leas"7 whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and incompliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authorities and insurance rating or inspection bureaus having jurisdiction over the Building. Either party may inspect the work of the other at reasonable time and shall promptly give notice of observed defects.  ARTICLE IV LANDLORD'S SERVICES  (A) LANDLORD' S SERVICES DURING THE TERM:  Landlord agrees that during the Term:  Except as otherwise provided in this lease, to make such stmctura1 repairs to the roof, exterior walls and .structural elements of the Building, and to make such repairs to the improvements on the Property as may be necessary to keep them in serviceable condition. Landlord shall also provide central heating, ventilating and air conditioning ("HVAC'') service to the demised premises which shall include air conditioning.in the cooling season, and tempered air during the heating season, all during normal business hours which are 8:00 am - 6:00 pm Monday through Friday and 8:00 am - 12:00 pm on Saturdays. Tenant agrees to pay an hourly surcharge for HVAC service requested by Tenant outside normal business hours. The hourly surcharge is presently $75.00 per hour for heat and $75.00 per hour for ventilating and air conditioning. Landlord shall perform all required maintenance, repairs and replacements of the HVAC systems and equipment serving the demised premises and the Building. Landlord shall provide building standard cleaning to the demised premises and the common areas of the Building five (5) nights a week, Monday-Friday.  (B) INTERRUPTIONS Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from. (a) power losses or shortages; or (b) the necessity of Landlord's entering the demised premises for any of the purposes in this lease authorized, including without limitation, for repairing or altering the demised premises or any portion of the Building or for bringing materials into and/or through the demised premises in connection with the making of repairs or alterations, it being agreed that Landlord shall use reasonable efforts to schedule such activities outside normal business hours. Notwithstanding the foregoing, if said losses or shortages are caused by Landlord's negligence or 00425441.IX>Cl.3 6 willful act, and if Tenant cannot materially operate in the demised premises for more than five (5) consecutive business days, Fixed Rent and additional rent shall abate to the extent of the disruption until Tenant is again able to operate in the demised premises  Incase Landlord is prevented or delayed from making any repairs, alterations or improvements or furnishing any service or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Article VIII, shall Tenant be entitled to any abatement or reduction of rent by reason thereof; nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the demised premises. Landlord reserves the right to stop any service or utility system when necessary in Landlord's opinion by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and, in any event, Landlord will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.  ARTICLE V RENT  5. (A) FIXED RENT  Commencing on the Rent Commencement Date, Tenant agrees to pay, without any oft Set or reduction whatever (except as made in accordance with the express provisions of this lease), fixed monthly rent equal to I/12th of the Fixed Rent, such rent to be paid inequal installments in advance on the first day of each calendar month thereafter included .in the Term; and for any portion of a calendar month when Commencement Date shall occur, a portion of such fixed monthly rent, prorated on a per diem basis. All payments of Fixed and additional rent shall be made to Waterfront Equity Partners, LLC and sent to Landlord's Managing Agent at Managing Agent's A4dress set forth in Section (A) of Article I above. or to such other person and/or at such other address as Landlord may from time to time designate. Notwithstanding the foregoing, Tenant agrees to pay the Fixed Rent payable for the first full month of the term of this lease following the Rent Commencement Date in the amount of $9,814.58, contemporaneously with Tenant's execution of this lease. It is agreed and understood that in the event the Commencement Date is delayed due to delays caused by or attributable to Tenant, the Rent Commencement Date shall be accelerated one (1) day for each day of delay caused by or attributable to Tenant  If any payment of rent or any other payment payable hereunder by Tenant to Landlord shall not be paid when due a late fee of ten percent (100/ci) of the overdue amount will be charged for any rent or other amount payable hereunder which is not paid within ten (10) days after such payment becomes due. The same shall also bear interest from the date when the same was payable until the date paid at the lesser of (a) eighteen percent (18%) per annum, or (b) the highest lawful rate of interest which Landlord may charge to Tenant without violating any applicable law. Such interest shall constitute additional rent payable hereunder. 0042!1441.00CY3 7

ADDITIONAL RENT - TAXES For the purposes of this Section. "Tax Year" shall mean the twelve-month period in use in the City of Boston, Massachusetts for the purpose of imposing ad valorem taxes upon real property. In the event that said City of Boston, Massachusetts changes the period of its tax year, "Tax Year" shall mean a twelve-month period commencing on the first day of such new tax year, and each twelve-month period commencing on an anniversary of such date during the  Term of this lease. For purposes of this Section, the "Tax Amount" shall mean the Fiscal Year 2013 real estate taxes, special assessments and betterment assessments with respect to the Property; and "Taxes" shall mean all real estate taxes, special assessments and betterment assessments with respect to the Property for any Tax Year.  (2) (i)  In the event that the Tax.es imposed with respect to the Property shall be greater during any Tax Year than the Tax Amount, Tenant shall pay to Landlord, as additional rent, an amount equal to the amount by which the Taxes imposed with respect to the Property exceed the Tax Amount, multiplied by Tenant's Proportionate Share apportioned for any fraction of a Tax Year contained within the Term; and (ii) Estimated payments by Tenant on account of Taxes imposed with respect to the Property shall be made on the first day of each and every calendar month during the Term of this lease, in the fashion herein provided for the payment of Fixed Rent The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the time payments for Taxes are due with a sum equal to Tenant's required payment, as reasonably estimated by Landlord from time to time, on account of Taxes imposed with respect to the Property for the then current Tax Year. Promptly after receipt by Landlord of bills for such Taxes imposed with respect to the Property, Landlord shall advise Tenant of the amount thereof and the computation of Tenant's payment on account thereof If estimated payments theretofore made by Tenant for the Tax Year covered by such bills exceed the required payment on account thereof for such Tax Year, Landlord shall credit the amount of over payment against subsequent obligations of Tenant on account of Taxes imposed with respect to the Property (or promptly refund such overpayment if the Term of this lease has ended and Tenant has no .further obligation to Landlord); but if the required payments on account thereof for such Tax Year are greater than estimated payments theretofore made on account thereof for such Tax Year, Tenant shall pay the difference to Landlord within thirty (30) days after being so advised by Landlord, and the obligation to make such payment for any period within the Term shall survive expiration or earlier termination of the Term of this lease. (iii) In the event the first day of the Tax Year in the City of Boston, Massachusetts should be changed after the Commencement Date so as to change the twelve-month period comprising the Tax Year, in determining the additional rent to be paid by Tenant under this Section with respect to the real estate taxes payable for any partial tax year, the Tax Amount shall be multiplied by a fraction, the numerator of which shall be the number of days elapsing during such partial tax year, and the denominator of which shall be 365. (3) If Landlord shall receive any tax refund or rebate or sum in lieu thereof with respect to any Tax Year, then out of any balance remaining thereof; after deducting Landlord's 00425441.DOC/3 8 expenses incurred in obtaining such refund, rebate or other sum, Landlord shall pay to Tenant, provided that Tenant is not then in default in the performance of any of its obligations hereunder, an amount equal to such balance multiplied by Tenant's Proportionate Share for such Tax Year; but in no event shall Landlord pay to Tenant out of such refund, rebate or other sum for any Tax Year more than the amount paid by Tenant to Landlord pursuant to this Section (B) for such Tax Year. (4) Any betterment assessment, so-called "rent tax" or any other tax levied or imposed by any governmental authority in addition to, in lieu of or as a substitute for real estate taxes shall never the less be deemed to be real estate taxes for the purpose of 1his Section (B). Furthermore, to the extent that any equipment installed as part of the Property (e.g. heating or air conditioning equipment) shall be classified as personal property for purposes of taxation, any personal property taxes thereon shall be deemed to be Taxes for purposes of this Section (B).  (5) In the event of any taking of the Building under circumstances whereby this lease shall not terminate, Tenant's Proportionate Share shall be adjusted in order to reflect any change in the rentable floor area of the demised premises and/or the total rentable floor area of the Building.  ADDITIONAL RENT - OPERATING EXPENSES  For the purposes of this Section, the following terms shall have the following respective meanings:  Operating Year: Each successive fiscal year (as adopted by Landlord) in which any part of the Term of this lease shall fa11•Operating Expenses: All reasonable expenses incurred by Landlord in operating and maintaining the Building, any parking garage serving the Building, the "Property" (as said term is hereinafter defined) (and the parking area contained therein) as well as their appurtenances, including but without limitation: premiums for insurance; security expenses; compensation and all fringe benefits, workmen's compensation insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in operating, maintaining, or cleaning of the Building and the Property (it being understood that only that portion of such employee cost attributed to the Building and the Property shall be included, and if any such employee works on other properties, their costs shall be allocated between properties to accurately reflect those costs specific to the Building and Property); steam, water, sewer, gas, telephone, and other utility charges not billed directly to tenants by Landlord or the utility company; cost of building and cleaning supplies, services and equipment (including rental); cost of maintenance, cleaning, repairs and replacements to the Building and the Property including the heating ventilating and air conditioning systems serving the Building or the demised premises; cost of snow plowing or removal, or both and care of landscaping; payments to independent contractors under service contracts for cleaning, operating, managing, maintaining and repairing the Building and the Property (which payments maybe to affiliates of Landlord provided the same are at competitive :rates); all other reasonable and necessary expenses paid in connection with the operation, cleaning, maintenance, repair and replacement of the Building and the Property, or either, 004425441.DOC/3 9 including reasonable reserves for the replacement of equipment contained in and/or used in connection with the operation of the Property, provided such reserves are calculated in a manner no less favorable to Tenant than the manner used for reserve calculations when establishing the Base Opemti.ng Expenses; and a management fee equal to five percent (5%) of all of the gross revenues of the Building for the Operating Year in question. If during any portion of any year for which Operating Expenses are being computed the Building was not fully occupied by tenants or if not all of such tenants were paying fixed rent or if Landlord was not supplying all tenants with the services being supplied hereunder, actual Operating Expenses incurred shall be reasonably extrapolated by Landlord to the estimated Operating Expenses that would have been incurred if the Building were fully occupied by tenants and all such tenan1s were then paying fixed rent or if such services were being supplied to all tenants, and such extrapolated amount shall, for the purposes of this Section, be deemed to be the Operating Expenses for such year. Landlord shall provide to Tenant prior to execution of this Lease, a current generally itemized Operating Expense statement for the proposed 2012 budget of Operating Expenses. Base Operating Expenses: Calendar Year 2013 Operating Expenses. (2) After the expiration of each Operating Year, Landlord shall furnish Tenant with a statement setting forth in reasonable detail the Operating Expenses for such Operating Year. Such statement shall be accompanied by a computation of the amount, if any, of the additional rent payable to Landlord pursuant to this Section. (3)(i) In the event that the Operating Expenses during any Operating Year shall be greater than the Base Operating Expenses, Tenant shall pay to Landlord as additional rent, an amount equal to the excess of the Operating Expenses for such Operating Year over and above the Base Operating Expenses multiplied by Tenant's Proportionate Share. (ii) Estimated payments by Tenant on account of Operating Expenses shall be made on the first day of each and every calendar month during the Term of this lease, in the fashion herein provided for the payment of Fixed Rent The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Operating Year a sum equal to Tenant's required payment, as reasonably estimated by Landlord from time to time during each    Operating Year, on account of Operating Expenses for such Operating Year. After the end of each Operating Year, Landlord shall submit to Tenant a reasonably detailed accounting of Operating Expenses for such Operating Year. If estimated payments theretofore made for such Operating Year by Tenant exceed Tenant' s required payment on account thereof for such Operating Year according to such statement, Landlord shall m-edit the am01mt of overpayment against subsequent obligations of Tenant with respect to Operating Expenses (or promptly refund such overpayment if the Term of this lease has ended and Tenant has no further obligation to Landlord); but if the required payments on account thereof for such Operating Year are greater than the estimated payments (if any) theretofore made on account thereof for such Operating Year, Tenant shall make payment to Landlord within thirty (30) days after being so advised by Landlord, and the obligation to make such payment for any period within the Term shall survive expiration or earlier termination of the Term of this lease. 004423441.DOC/3 10

(4) Said additional rent shall, with respect to the: Operating Years in which the Commencement Date: and end of the: Term of this lease fall, be adjusted to that proportion thereof as the portion of the Term of this lease falling within such Operating Year bears to the full Operating Year. If Landlord shall change its fiscal year, appropriate adjustments shall be made for any Operating Year of less than twelve months which may result (5) Any additional rent payable by Tenant under this Section (C) shall be paid within thirty (30) days after Landlord has furnished Tenant with the statement described above. (6) In the event of any taking of the Building under circumstances whereby this lease shall not terminate, the Tenant's Proportionate Share shall be appropriately adjusted to reflect any change in the floor area of the demised premises and/or the rentable floor area of the Building. (D) ADDITIONAL RENT – ELECTRICITY (1) The demised premises has utility meters measuring only the amount of the utilities consumed in the demised premises. AB such, Tenant shall pay to the utility companies furnishing such utilities, promptly upon the receipt of bills therefor, the cost of such utilities consumed in the demised premises. (2) Tenant's use of electricity in the demised premises shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving the demised premises. ARTICLE VI TENANT'S COVENANTS 6. TENANT'S COVENANTS DURING THE TERM. Tenant covenants during the Term and such other time as Tenant occupies any part of the demised premises: (1) To pay when due (a) all Fixed Rent and additional rent, (b) all taxes which may be imposed on Tenant's personal property in the demised premises (including, without limitation, Tenant's fixtures and equipment) regardless to whomever assessed, and (c) all charges by any public utility fur telephone and other utility services rendered to the demised premises; (2) Except as otherwise provided in Article VIII and Section 4(A), to keep the demised premises clean, in good order, repair and condition, reasonable wear only excepted; to replace all light bulbs as necessary; maintain. And replace all interior glass; keep all utilities, pipes, conduits, drains and other installations used in connection with the demised premises, and at the expiration or termination of this lease peaceably to yield up the demised premises and all changes and additions therein in such order, repair and condition, first removing all goods and effects of Tenant and those claiming under Tenant and any items the removal of which is required by any agreement between Landlord and Tenant (or specified therein to be removed at Tenant's election and which Tenant elects to remove), and repairing all damage caused by such 004423441.DOC/3 11 removal and restoring the demised premises and leaving them clean and neat. Notwithstanding anything to the contrary contained herein, Tenant shall forthwith remove from the demised premises (repairing any damage caused by such removal) any installations, alterations, additions or improvements made by Tenant as part of Tenant's work, and which Landlord requests Tenant to remove within t1rlrty (30) days after the expiration or termination of the tam of this lease, such removal to include returning the previously modified portions of the demised premises to their condition prior to the making of such installations, alterations, additions or improvements. Tenant's obligations hereunder shall survive the expiration or termination of the Tenn. For purposes of this Section (2) the word "repairs" includes the making of replacements when necessary; (3) Continuously from the Commencement Date, to use and occupy such portions of the demised premises delivered to Tenant only for the Permitted Use, and the storage space only fur storage of Tenant's equipment; and not to injure or deface the demised premises. Building, or Property; and not to permit in the demised premises any auction sale, nuisance, or the emission from the demised premises or the storage space of any objectionable noise or odor; nor any use thereof which is improper, offensive, contrary to law or ordinances, or liable to invalidate or increase the premiums for any insurance on the Building (or any portion thereof) or its contents, or liable to render necessary any alteration or addition to the Building; (4) To comply with all applicable laws, rules, regulations, codes, ordinances and by- laws including, without limitation, the reasonable rules and regulations set forth in Exhibit C and all other reasonable rules and regulations hereafter made by Landlord (but only after copies thereof have been delivered to Tenant) for the care and use of the Building and 'the Property and their facilities and approaches, it being expresaly understood, that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such rules and regulations; (5) To keep the demised premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority and/or any insurance inspection or rating bureau having jurisdiction, and to procure all licenses and permits required because of any use made by Tenant and, if requested by Landlord, to do any work required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way  the Permitted Use; (6) Not without the prior written consent of Landlord, which consent shall not be unreasonably withheld, to assign, hypothecate, pledge or otherwise encumber this lease, to make any sublease or to permit occupancy of the demised premises, the storage space or any part thereof by anyone other than Tenant, voluntarily or by operation of law; and as additional rent, to reimburse Landlord promptly upon demand for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting. In the event Tenant requests Landlord' s consent to sublet or assign the right to use the storage  space, without intending to limit Landlord's discretion in granting or withholding such consent, Landlord shall have the option, exercisable by notice to Tenant given within thirty (30) days after receipt of such request, to terminate this lease as to only the storage space as of a date specified in said notice.  If Landlord shall so terminate this lease as to the storage space, rent for the 004423441.DOC/3 12 storage space shall be apportioned as of the date of termination, and Landlord may lease the storage space or any portion thereof to any person or entity (including without limitation, Tenant's proposed assignee or subtenant, as the case may be) without any liability whatsoever to       Tenant by reason thereof If Landlord shall consent to any assignment of this lease by Tenant or a subletting of the whole of the demised premises by Tenant at a rent which exceeds the rent payable hereunder by Tenant, or if Landlord shall consent to a subletting of a portion of the demised premises by Tenant at a rent in excess of the subleased portion's prorata share of the rent payable hereunder by Tenant, then Tenant shall pay to Landlord, as additional rent forthwith upon Tenant's receipt of each installment of any such excess rent, fifty percent (50%) of the full amount of any such excess rent. Each request by Tenant for permission to assign this lease or to sublet the whole or any part of the demised premises shall be accompanied by a warranty by Tenant as to the amount of rent to be paid to Tenant by the proposed assignee or sublessee. For purposes of this Section (6) the term "rent” shall mean all fixed rent, additional rent or other payments and/or consideration payable by one party to another for the use and occupancy of premises. Tenant agrees, however, that neither it nor anyone claiming under it shall enter into any sublease, license, concession or other agreement for use, occupancy or utilization of space in the demised premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person or entity from the space leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and Tenant agrees that any such purported sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or intere8t in the possession, use, occupancy or utilization of any part of the demised premises. Tenant further agrees that any sublease, license, concession or agreement for use, occupancy or utilization of space in the demised premises entered into by it or by anyone claiming under it shall contain the provisions set forth in the immediately preceding sentence. Tenant forth.er agrees that if a sublease is entered into neither the rent payable thereunder nor the amount thereof passed on to any person or entity shall have deducted therefrom any expenses or costs related in any way to the subleasing of such space. If and whenever Tenant shall not be a so-called "publicly held" company, it is understood and agreed that the transfer of fifty percent (50%) or more of the stock in Tenant of any class (whether at one time or at intervals) shall constitute an "assignment" of Tenant's interest in this lease. If there shall be any assignment or subletting by Tenant pursuant to the provisions of this paragraph, Tenant shall remain primarily liable for the performance and observance of the covenants and agreements herein contained on the part of Tenant to be performed and observed, such liability to be (m the case of any assignment) joint and several with that of such assignee. It is expressly understood and agreed that no assignment of Tenant's interest in this lease shall be effective until such time as Tenant shall deliver to Landlord an agreement from the assignee, which agreement shall be reasonably satisfactory to Landlord in form and substance and shall provide that the assignee agrees with Landlord to be primarily liable for the performance and observance of the covenants and agreements herein contained on the part of Tenant to be performed and observed, such liability to be joint and several with that of Tenant. Notwithstanding anything to the contrary contained in this lease, Tenant shall have no right to assign this lease or sublease all or any portion of the demised premises to any existing tenants, subtenants or occupants of the Building. (7) Each party shall defend the other party, with acceptable counsel, save the other party harmless from, and indemnify the other party against any liability for injury, loss, accident 004423441.DOC/3 13 or damage to any person or property and from any claims, actions, proceedings and expenses and costs in connection therewith (including, without implied limitation, reasonable counsel's fees): (i) arising from the omission, fault, willful act, negligence at other misconduct of each party or anyone claiming under such party or from any use made or thing done or occurring upon or about the demised premises but not due to the omission, fault, willful act, negligence or other misconduct of each party, or (ii) resulting from the failure of each party to perform and discharge its covenants and obligations under this lease; (8) To maintain public liability insurance upon the demised premises in amounts which shall, at the beginning of the Term, be at least equal to $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate, and from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the demised premises are located upon property similar in type and use to the demised premises. Such insurance shall name Landlord. Landlord's Managing Agent, and Landlord's Mortgagee as additional insureds and shall further cover any and all of Tenant's vendors who enter the Building and/or the Property. Vendors for whom no such evidence of insurance has been provided will not be permitted to ent.er the Building and/or the Property. Tenant shall deliver to Landlord the policies of such insurance, or certificates thereof, at least fifteen (15) days prior to the Commencement Date, and each renewal policy or certificate thereof: at least fifteen (15) days prior to the expiration of the policy it renews. Each such policy shall be written by a responsible insurance company authorized to do business in the Commonwealth of Massachusetts and shall provide that the same shall not be modified or terminated without at least twenty (20) days' prior written notice to each named insured; (9) To keep all employees working in the demised premises covered by workmen's compensation insurance in amounts required by law, and to furnish Landlord with certificates thereof; (10) Upon reasonable notice and so long as Tenant's business is not unreasonably interrupted, to permit Landlord and its agents entry: to examine the demised premises at reasonable times and, if Landlord shall so elect, to make repairs, alterations and replacements; to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, :flagpoles, or the like not consented to inwriting; and to show the demised premises to prospective tenants during the six (6) months preceding the expiration of the Term and to prospective purchasers and mortgagees at all reasonable times; (11) Not to place a load upon any part of the floor of the demised premises exceeding that for which said floor was designed or in violation of what is allowed by law; and not to move any safe, vault, diagnostic imaging equipment or other heavy equipment in, about or out of the demised premises except in such manner and at such times as Landlord shall approve inwriting in each instance. Tenant's business machines and other mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring, or other types of vibration e1iminators sufficient to confine such vibration or noise to the demised premises; 004423441.DOC/3 14

(12) All the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this lease or any occupancy of the demised premises by Tenant or anyone claiming under Tenant, may be on the demised premises or elsewhere in the Building or on the Property shall be at the sole risk and hazard of Tenant (subject to applicable law), and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, unless caused by the negligence or willful act of Landlord; (13) To pay promptly when due the entire cost of any work done on the demised premises by Tenant and those claiming under Tenant; not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the demised premises; and immediately to discharge any such liens which may so attach; (14) Not to make any alterations, improvements, changes or additions to the demised premises without Landlord's prior written consent; (15) To pay to Landlord two (2) times the total of the Fixed Rent and additional rent then applicable for each month or portion thereof that Tenant shall retain possession of the demised premises or any part thereof after the termination of this lease, whether by lapse of time or otherwise, and also to pay all damages sustained by Landlord on account thereof; however,  the provisions of this subsection shall not operate as a waiver by Landlord of any right of re entry provided in this lease or as a matter of law. Notwithstanding the foregoing, Tenant shall have no right to remain in possession of the demised premises or any part thereof after the termination of this lease without prior written consent of Landlord; (16) To insure the contents, equipment, and improvements of Tenant and those claiming under Tenant, under policies covering at least fire and the standard extended coverage risks, in amounts equal to the replacement cost thereof, the terms of which policies shall provide that such insurance shall not be canceled without at least twenty (20) days' prior written notice to Landlord. Copies of such insurance policy or policies, or certificates there o shall be delivered to Landlord at least fifteen (15) days prior to the Commencement Date and each renewal policy or certificate thereof, at least fifteen (15) days prior to the expiration of the policy it renews; and (17) Tenant shall pay all reasonable expenses, including reasonable attorney's fees, incurred in enforcing any obligation of Tenant in this lease. ARTICLE VII DEFAULT (A) EVENTS OF DEFAULT If Tenant shall default in the payment of Fixed Rent, additional rent or other payments required of Tenant, and if Tenant shall fail to cure said default within seven (7) days after receipt of notice of said default from Landlord, or (2) if Tenant shall default in the 004423441.DOC/3 15 performance or observance of any other agreement or condition on its part to be performed or observed and if Tenant shall fail to cure said default within :fifteen (15) days after receipt of notice of said default from Landlord (but if longer than fifteen (IS) days shall be reasonably required to cure said default, then if Tenant shall fail to commence the curing of such defim1t within fifteen (l5) days after receipt of said notice and diligently prosecute the curing thereof to completion), or (3) if any person shall levy upon, or take this leasehold interest or any part thereof upon execution, attachment or other process of law, or (4) if Tenant shall make an assignment of its property for the benefit of creditors, or (5) if Tenant shall be declared bankrupt or insolvent according to law, or (6) if any bankruptcy or insolvency proceedings shall be commenced by or against Tenant, or (7) if a receiver, trustee or assignee shall be appointed for the whole or any part of Tenant's property, then in any of said cases, Landlord lawfully may immediately, or at any time thereafter, and without any farther notice or demand, enter into and upon the demised premises or any part thett0f in the name of the whole, and hold the demised premises as if this lease had not been made, and expel Tenant and those claiming under it and remove its or their property without being taken or deemed to be guilty of any manner of trespass (or Landlord may send written notice to Tenant of the termination of this lease), and upon entry as aforesaid (or in the event that Landlord shall send Tenant notice of termination as above provided, on the fifth day next following the date of the sending of the notice), the term of this lease shall terminate. Notwithstanding the provisions of clauses (1) and (2) of the immediately preceding sentence, if Landlord shall have rightfully given Tenant notice of default pursuant to either or both of said clauses twice during any twelve-month period, and if Tenant shall  thereafter default in the payment of Fixed Rent, additional rent or other payments and/or the performance or observance of any other agreement or condition required of Tenant, then  Landlord may exercise the right of termination provided for it in said immediately preceding sentence without first giving Tenant notice of such default and the opportunity to cure the same within the time provided in said clause (1) and/or clause (2), as the case may be. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event Landlord terminates this lease as provided in this Article. (B) OBLIGATIONS T.HERBAFTBR In case of any such termination, Tenant will indemnify Landlord each month against all loss of Fixed Rent and additional rent and against all obligations which Landlord may incur by reason of any such termination between the time of termination and the expiration of the Term, less credit for any rents received by Landlord for the Premises. As an alternative, at the election of the Landlord, the Tenant will upon such termination pay to the Landlord, as damages, such a sum as at the time of such termination represents the amount of the excess, if any, of the then value of the total rent and other benefits which would have accrued to the Landlord under this lease for the remainder of the lease term if the lease terms had been fully complied with by the Tenant over and above the then cash rental value in advance of the premises for the balance of the term with the result discounted at a rate of eight percent (8%) per year. Itis understood and agreed that at the time of the termination or at any time thereafter Landlord may rent the demised premises, and for a term which may expire before or after the expiration of the Term, without releasing Tenant from any liability whatsoever, that Tenant shall be liable for any expenses incurred by Landlord in connection with obtaining possession of the demised premises, With 004423441.DOC/3 16 removing from the demised premises property of Tenant and persons claiming under it (including warehouse charges), with putting the demised premises into good condition for reletting, and with any reletting, including, but without limitation, reasonable attorneys' fees and brokers fees, and that any monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of Fixed Rent, additional rent and all other payments due from Tenant to Landlord. ARTICLE VI11 CASUALTY AND TAKING 8. (A) CASUALTY AND TAKING In case during the Term all or any substantial part of the demised premises, the Building, or Property or any one or more of them, are damaged by fire or any other casualty or by action of public or other authority or are taken by eminent domain, this lease shall terminate at Landlord' selection, which may be made notwithstanding Landlord's entire interest may have been divested, by notice given to Tenant within thirty (30) days after the occurrence: of the event giving rise to the election to terminate. Said notice shall, in the case of damage as aforesaid, specify the effective date of termination which shall be not less than 1hirty nor more than sixty days after the date of notice of such termination. In the case of any such taking by eminent domain, the effective date of the termination shall be the day on which the taking authority shall take possession of the taken property. Fixed Rent and additional rent shall be apportioned and adjusted as of the effective date of any such termination. If in any such case the demised  premises are rendered unfit for use and occupation and this lease is not so terminated, Landlord shall use due diligence to put the demised premises, or, in the case of a takin& what may remain thereof (excluding any items which Tenant may be required or permitted to remove from the demised premises at the expiration of the Term) into proper condition for use and occupation, but Landlord shall not be required to spend more than the net proceeds of insurance or award of damages it receives therefor, and, in any event: (i) a just proportion of the Fixed Rent and additional rent according to the nature and extent of the injury to the demised premises shall be abated until the demised premises or such remainder shall have been put by Landlord in such condition; and (ii) in case of a taking which permanently reduces the area of the demised premises, a just proportion of the Fixed Rent shall be abated for the remainder of the Term. Notwithstanding the foregoing, in the event of a casualty caused by Tenant, Tenant shall not be entitled to any relief from its obligation to pay rent nor shall Tenant have any right to terminate the lease. If there shall be (i) a taking, or damage or destruction to the demised premises by fire or other casualty not caused by Tenant, and (ii)Landlord is unable to provide Tenant with comparable replacement space elsewhere in the Building, and (iii) if the demised premises shall not be replaced, repaired or restored by Landlord within six (6) months from the date of loss, then Tenant may terminate the Term of this lease by a notice to Landlord within thirty (30) days after the expiration of such period; provided that said replacement, repair or restoration shall not have been completed prior to the receipt by Landlord of said notice. 004423441.DOC/3 17

(B) RESERVATION OF AWARD Landlord reserves to itself any and all rights to receive awards made for damage to the demised premises, Building or Property and the leasehold hereby created, or any one or more of them, accruing by reason of any exercise of the right of eminent domain or by reason of anything done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord  all of Tenant's rights to such awards, and covenants to deliver such :further assignments and assurances thereof as Landlord may from time to time request, hereby irrevocably designating  and appointing Landlord as its attorney-in-fact to execute and deliver in Tenant's name and behalf all such further assignments thereat: Itis agreed and und however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) movable equipment installed by Tenant or anybody claiming under Tenant at its own expense or (ii)relocation expenses, but in each case only if and to the extent that such damages are recoverable by Tenant from such authority in a separate action and without reducing Landlord's award of damages. ARTICLE IX MORTGAGEE (9) (A) SUBORDINATION TO MORTGAGES It is agreed that the rights and interest of Tenant under this lease shall be: (i) subject and subordinate to the lien of any present or future first mortgage and to any and all advances to be made thereunder, and to the interest thereon, upon the demised premises or any property of which the demised premises are a part, if the holder of such mortgage shall elect, by notice to Tenant, to subject and subordinate the rights and interest of Tenant under this lease to the lien of its mortgage; or (ii) prior to the lien of any present or :future first mortgage, if the holder of such mortgage shall elect, by notice to Tenant, to give the rights and interest of Tenant under this  lease priority to the lien of its mortgage. It is understood and agreed that the holder of such mortgage may also elect, by notice to Tenant, to make some provisions hereof subject and subordinate to the lien of its mortgage while granting other provisions hereof priority to the lien of its mortgage. Jn the event of any of such elections, and upon notification by the bolder of such mortgage to that effect, the rights and interest of Tenant under this lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said mortgage, irrespective of the time of execution or time of recording of any such mortgage. Tenant agrees that it will, upon request of Landlord, execute, acknowledge and deliver any and all instruments deemed by Landlord necessary or desirable to evidence or to give notice of such subordination or priority. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar ins1ruments and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. Whether the lien of any mortgage upon the demised premises or any property of which the demised premises are apart shall be superior or subordinate to this lease and the lien hereat; Tenant agrees that it will, upon request, attorn to the holder of such mortgage or anyone claiming under such holder and their respective successors and assigns in the event of foreclosure of or similar action taken under such mortgage. Tenant further agrees that it shall not subordinate its interest in this lease to the lien of any junior mortgage, security agreement or 004423441.DOC/3 18 lease affecting the demised premises, unless the holder of the first mortgage upon the demised premises or property which includes the demised premises shall consent thereto. (B) LIMITATION ON MORTGAGEE'S LIABIUTY Upon entry and taking possession of the mortgaged premises for any purpose, the holder of a mortgage shall have all rights of Landlord, and during the period of such possession Landlord, not such mortgage holder, shall have the duty to perform all of Landlord's obligations hereunder. No such holder shall be liable, either as a mortgagee or as holder of a collateral assignment of this lease, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall succeed to Landlord's interest herein through foreclosure of its mortgage or the taking of a deed in lieu of foreclosure, and thereafter such mortgage holder shall not be liable for the performance of any of Landlord's obligations hereunder, except for the performance of those obligations which arise during the period of time that such mortgage holder holds Landlord's right, title and interest in this lease, such liability to be limited to the same extent as Landlord's liability is limited pursuant to Section 10(E) hereof. (C) NO RELEASE OR TERMINATION No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this lease, or by law, to be relieved of any of Tenant’s obligations hereunder or to terminate this lease, shall result in a release or termination of sum obligations or a termination of this lease unless (i)Tenant shall have first given written notice of Landlord's act or f8ilure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would be the basis .of Tenant's rights and (ii) such mortgagees. after receipt of such notice, have failed or refused correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section (c) shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means a period of time equivalent to that available to Landlord pursuant to this lease to correct or cure the condition. Finally, Tenant agrees that so long as any present or future mortgage shall remain in effect Tenant shall not alter, modify, amend, change, surrender or cancel this lease, except as expressly authorized herein, nor pay the rent due hereunder in advance for more than thirty (30) days, except as may be required herein, without the prior written consent of the holder there of and Tenant will not seek to be made an adverse or defendant party in any action or proceeding brought to enforce or foreclose such mortgage. ARTICLE X GENERAL PROVISIONS 10. (A) CAPTIONS The captions of the Articles arc for convenience and are not to be considered in construing this lease. 004423441.DOC/3 19

(B) SHORT FORM LEASE Upon request of either party both parties shall execute and deliver a short form of this lease inform appropriate for recording, and if this lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination. No such short form lease shall contain any indication of the amount of the rentals payable hereunder by Tenant. (C) ITENTIONALLY OMITTED. (D) NOTICES All notices and other communications authorized or :required hereunder shall be in writing and shall be given by mailing the same by certified or registered mail, return receipt requested, postage prepaid, by mailing the same by Express Mail or by having the same delivered by a commercial delivery service such as Federal Express, UPS, Airborne Express and the like. If given to Tenant the same shall be directed to Tenant at Tenant's Address listed in Section (A) of Article 1above, or to such other person or at such other address as Tenant may hereafter designate by notice to Landlord; and if given to Landlord the same shall be directed. to Landlord at Landlord's Address, or to such other person or at such other address as Landlord may hereafter designate by notice to Tenant. In the event the notice directed as above provided shall not be received upon attempted delivery thereof to the proper address and shall be returned by the Postal Service or delivery service to the sender because of a refusal of receipt, the absence of a person to receive, or otherwise, the time of the giving of such notice shall be the first business day on which delivery was so attempted. After receiving notice :from Landlord or from any person, firm or other entity that such person, firm or other entity holds a mortgage which includes the demised premises as part of the mortgaged premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given by certified or registered mail to such holder, and the curing of any of Landlord's defaults by such holder shall be treated as performance by Landlord, it being understood and agreed that such holder shall be afforded a reasonable period of time after the receipt of such notice in which to effect such cure. (E) SUCCESSORS AND ASSIGNS The obligations of this ]ease shall nm with the land, and this lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, except that the Landlord named herein and each successive owner of Landlord's interest in this lease shall be liable only for the obligations of Landlord accruing during the period of its ownership. Whenever Landlord's interest in this lease is owned by a trustee or trustees, the obligations of Landlord shall be binding upon Landlord's trust estate, but not upon any trustee, beneficiary or shareholder of the trust individually. Without limiting the generality of the foregoing, and whether or not Landlord's interest in this lease is owned by a trustee or trustees, Tenant specifically agrees to look solely to Landlord's interest in the Bw1ding and Property for recovery of any judgment from Landlord, it being specifically agreed that neither Landlord, any 1Iustee, beneficiary or shareholder of any trust estate for which Landlord 004423441.DOC/3 20 acts nor any person or entity claiming by, through or under Landlord shall ever otherwise be personally liable for any such judgment. (F) NO SURRENDER The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this lease or a surrender of the demised premises. (G) WAIVERS AND REMEDIES The failure of Landlord or of Tenant to seek redress for violation of; or to insist upon the strict performance of any covenant or condition of this lease, or, with respect to such failure of Landlord, any of the rules and regulations referred to in Section 6(4), whether heretofore or hereafter adopted by Landlord, shall not be deemed  a  waiver of such violation  nor prevent a subsequent act, which would have originally constituted a violation, from having all the force  and effect of an original violation, nor shall the failure of Landlord to enforce any of said rules and regulations against any other tenant in the Building be deemed a waiver of any such  roles or regulations as far as Tenant is concerned. The receipt by Landlord of Fixed Rent or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach by Landlord unless such waiver be inwriting signed by Landlord. No consent or waiver express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty. No acceptance by Landlord of a lesser sum than the Fixed Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as  rent be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other i:emedy available to it. The specific remedies to which Landlord may resort under the terms of this lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this lease. In addition to the other remedies provided in this lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this lease or to a decree compelling specific performance of any such covenants, conditions or provisions. If any term of this lease, or the application thereof to any person or circumstances shall be held, to any extent, to be invalid or unenforceable, the remainder of this lease, or the application of such term to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby, and each term of this lease shall be valid and enforceable to the fullest extent permitted by law. If any interest to be paid by Tenant hereunder shall exceed the highest lawful rate which Landlord may recover from Tenant, such interest shall be reduced to such highest lawful rate of interest. (H) SELF-HELP If Tenant shall at any time default in the performance of any obligation under this lease, Landlord shall have the right, but shall not be obligated, to enter upon the demised premises and to perform such obligation, notwithstanding the fact that no specific provision for such performance by Landlord is made m this lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest, from the time paid by Landlord until the time Tenant repays the same to Landlord, at the rate of interest per annum as set forth in Section (A) of Article V above, shall be deemed to be additional rent and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing right without waiving any other of its rights or releasing Tenant from any of its obligations under this lease. (I) ESTOPPEL CERTIFICATE Tenant  agrees :from time to time after the Commencement Date, upon not less than fifteen (15) days' prior written .request by Landlord, to execute, acknowledge and deliver to Landlord a statement inwriting certifying that this lease is unmodified and in full force and effect; that Landlord bas completed Landlord's Work; that Tenant has no defenses, offsets or counterclaims against its  obligation to pay the Fixed Rent and additional rent and to perform its other covenants under this lease; that there are no uncured defaults of Landlord or Tenant under this lease (or, if there have been any modifications, that this lease is in full force and effect as modified and stating the modifications, and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); and the dates to which the Fixed Rent, additional rent and other charges have been paid. Any such statement delivered pursuant to this Section (i) may be relied upon by any prospective purchaser or mortgagee of premises which include: the demised premises or any prospective assignee of any such mortgagee. (J) WAIVER. OF SUBROGATION (1) Tenant hereby releases Landlord to the extent of Tenant's insurance coverage, :from any and all liability for any loss or damage caused by fire  or any of the extended coverage casualties or any other casualty insured against, even if such fire or other casualty shall be brought about by the fault or negligence of Landlord or its agents, provided, however this release shall be in force and effect only with respect to loss or damage occurring during such time as Tenant's policies covering such loss or damage shall contain a clause to the effect that this release shall not affect said policies or the right of Tenant to recover thereunder. Tenant agrees that its fire and other casualty insurance policies will include such a clause. (2) Landlord hereby releases Tenant, to the extent of the Landlord's insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty insured against., even if such fire or other casualty shall be brought about by the fault or negligence of Tenant or its agents,  provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as Landlord's policies covering such loss or damage shall contain a clause to the effect that this release shall not affect said policies or the right of Landlord to recover thereunder. Landlord agrees that its fire and other casualty insurance policies wi11include such a clause.

(K.) BROKERS Tenant hereby represents and warrants to Landlord that it has dealt with no broker in connection with this lease other than Jones Lang  LaSalle and Lincoln Property Company (“the Brokers”, and there  are  no  other brokerage commissions  or other  finders'  fees  payable  in connection herewith. Tenant hereby agrees to hold Landlord harmless from,  and indemnified all loss or damage (including without limitation, the cost of defending the same) arising from any c1aitn by any broker other than the Brokers claiming to have dealt with Tenant. Landlord shall pay the commission due the Brokers by separate agreement. (L) LANDLORD’S DEFAULTS Landlord shall not be deemed to have committed a breach of any obligations to make repairs or alterations or perform any other act unless: (1) it shall have made such repairs or alterations or performed such other act negligently; or (2) it shall have received notice from Tenant designation the particular repairs or alterations needed or the other act of which there has been failure of performance and shall have failed to make such repairs or alterations or performed such other act within a reasonable time (not to exceed thirty(30) days) after the receipt of such notice; and in the latter event Landlord’s liability shall be limited to the cost of making such repairs or alterations or performing such other act and the damage to Tenant’s property. (M) EFFECTIVENESS OF LEASE The submission of this lease for examination does not constitute a reservation o or option for, the demised premises, and this lease becomes effective as a lease only upon execution and unconditional delivery thereof by both Landlord and Tenant (N) HAZARDOUS MATERIALS Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by the applicable permits, or by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Property any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such  substances or materials. Tenant shall obtain and maintain all proper permits required by applicable law or ordinance fur the storage and use of hazardous materials, and Tenant shall furnish evidence of same upon request.  Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional rent if such requirement applies to the demised premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant’s best knowledge and belief regarding the presence of hazardous substances or materials on the demised premises. In all event$, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the demised premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Term. Landlord agrees that it shall indemnify, defend and hold Tenant harmless from and against any suits, causes of actions, costs and fees, including attorneys' fees, arising from or connected with any oil or other hazardous materials or wastes present on the Property prior to delivery of the demised premises to Tenant and any hazardous materials or wastes brought onto the demised premises by any third parties other than Tenant, its agents, servants, contractors or employees. Landlord expressly reserves the right to enter the demised premises and all other portions of the Building and the Property to perform inspections and testing of air, soil and groundwater for the presence or existence of hazardous substances or materials. (O) DELAYS In any case where either party hereto is required to do any act (other than make a payment of money), delays caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations or other causes beyond such party's :reasonable control (other than such party's financial condition) shall not be counted in determining the time during which such act shall be completed, whether such time be designated by a fixed date, a fixed time or "a reasonable time". In any case where work is to be paid for out of insurance proceeds or condemnation awards, due allowance shall be made, both to the party required to perform such work and to the party required to make such payment, for delays in the collection of such proceeds and awards. (P) INDEPENDENT COVENANT Tenant acknowledges and agrees that its covenant 1o pay Fixed Rent, Additional Rent fur Taxes, Additional Rent for Operating Expenses and Additional Rent for Electricity hereunder and to observe, perform and comply with any other obligations of Tenant hereunder is independent of Landlord's obligation to act or refrain :from acting here under, and that in the event that Tenant shall have a claim against Landlord, Tenant shall not have the right to deduct the amount allegedly owed to Tenant from any Fixed Rent, Additional Rent for Tax Additional Rent for Operating Expenses or Additional Rent for Electricity due hereunder, it being understood that Tenant's sole remedy for recovering upon such claim shall be to bring an independent legal action against Landlord. (Q) SURVNAL PROVISION Itis expressly understood and agreed that any indemnification by Tenant contained in this lease shall survive the expiration or any earlier termination of this lease.

(R) GOVERNING LAW This lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts, as the same may from time to time exist. ARTICLE XI SECURITY DEPOSIT 11. Together with Tenant's execution of this lease Tenant shall pay to Landlord the Security Deposit, as security for the payment of rents and the performance and observance of the agreements and conditions in this lease contained on the part of Tenant to be performed and observed. In the event of any default or defaults in such payment, performance or observance Landlord may apply said sum or any part thereof toward the curing of any such default or defaults and/or toward compensating Landlord for any loss or damage arising from any such default or defaults. Upon the yielding up of the demised premises at the expiration or other termination of the Term, if Tenant shall not then be in default or otherwise liable to Landlord, said sum or the unapplied balance thereof shall be returned to Tenant within thirty (30) days of the termination or expiration of the Tenn. Itis understood and agreed that Landlord shall always have the right to apply said sum, or any part thereof, as aforesaid in the event of any such default or defaults, without prejudice to any other remedy or remedies which Landlord may have, or Landlord pursue any other such remedy or remedies in lieu of applying said sum or any part thereof No interest shall be payable on said sum or any part thereof.  If Landlord shall apply said sum or any part thereof as aforesaid, Tenant shall upon demand pay to Landlord the amount so applied by Landlord, to restore the security to its original amount. Whenever the holder of Landlord's interest in this lease, whether it  be the Landlord named in this lease or any transferee of said Landlord, immediate or remote, shall transfer its interest in this lease, said holder shall tum over to its transferee said sum or the unapplied balance thereof and thereafter such holder shall be released from any and all liability to Tenant with respect to said sum or its application or return, it being understood that Tenant shall thereafter look only to such transferee with respect to said sum, its application and return. The holder of any mortgage upon property which includes the demised premises shall never be responsible to Tenant for said sum or its application or return unless said sum shall actually   have been received in hand by such holder. ARTICLE XII MODIFICATION 12. In the event that any holder or prospective holder of any mortgage which includes the demised premises as part of the mortgaged premises, shall request any modification of any of the provisions of this lease, other than a provision directly related to the rents payable hereunder, the duration of the term hereof, or the size, use or location of the demised premises, Tenant agrees that Tenant will enter into a mutually agreed upon amendment of this lease containing each such reasonable modification so requested.

ARTICLE XIII OPTION 13. (A) OPTION TERM Tenant shall have the right, at its election, to extend the Original Term of this lease for an additional period of five (5) years commencing upon the expiration of the Original Term, provided that Landlord shall receive written notice from Tenant of the exercise of its election at least twelve (12) months prior to the expiration of the Original Term and provided further that Tenant shall not be in default at the time of Landlord's receipt of such notice in the performance  or observance of any of the terms and agreements in this lease contained on the part of Tenant to be performed or observed. The expression "the Original Term" means the period of ten (10) years and four (4) months referred to in Section (A) of Article I above. Prior to the exercise by Tenant of said election to extend the Original Term, the expression "the term of 1hislease" or any equivalent expression shall mean the Original Term; after the exercise by Tenant of the aforesaid election, the expression "the term of this lease" or any equivalent expression shall mean the Original Term as extended. Except as expressly otherwise provided in this lease, all the agreements and conditions in this lease contained shall apply to the additional period to which the Original Term shall be extended as aforesaid. If Landlord shall receive notice of the exercise of the election in the manner and within the time provided aforesaid, the term shall be extended upon the receipt of the notice without the requirement of any action on the part of Landlord. (B) OPTION RENT During the first year of the additional period for which the Original Term of this lease may be extended as set forth in Section (A),the Fixed Rent payable hereunder shall be adjusted  so as to equal the greater of (a) $151,425.00, or (b) the "fair market rent", as mutually determined by Landlord and Tenant through the process of negotiation. Notwithstanding anything to the contrary contained herein, however, if for any reason whatsoever Landlord and Tenant shall not agree inwriting upon the "fair market rent" for said additional period at least six (6) months prior to the first year of said additional period, then the fair market rent for premises of the size and nature of the demised premises shall be determined by licensed real estate appraisers having at least five (5) years' experience in the appraisal of commercial real estate in Boston, Massachusetts, one such appraiser to be designated by each of Landlord and Tenant. If either party shall fail to designate its appraiser by giving notice of the name of such appraiser to the other party within fifteen (1S) days after receiving notice of the name of the other party's appraiser, then the appraiser chosen by the other party shall determine the fair market rent and his determination shall be final and conclusive. If the appraisers designated by Landlord and Tenant shall disagree as to the fair market rent, but if the difference between their estimates of fair market rent shall be five percent (5%) or less of the greater of the estimates, then the average of their estimates shall be the fair market rent for purposes hereof. If the appraisers designated by Landlord and Tenant shall disagree as to the amount of fair market rent, and if their estimates of fair market rent shall vary by more than. Five percent (5%) of the greater of said estimates, then they shall jointly select a third appraiser meeting the qualifications set forth above, and his estimate of fair market rent shall be the fair market rent for purposes hereof if it is not greater  than the greater of the other two estimates and not less than. the lesser of the other two estimates. If said third appraiser's estimate is greater than the greater of the other two estimates, then the greater of the other two estimates shall be the fair market rent fur purposes hereof; and if the estimate of the third appraiser shall be less than the lesser of the other two estimates, then the lesser of the other two estimates shall be the fair market rent for purposes hereof Each of Landlord and Tenant shall pay for the services of its appraiser, and if a third appraiser shall be chosen, then each of Landlord and Tenant shall pay for one-half of the services of the third appraiser. The Fixed Rent shall increase each year thereafter by one (1) dollar per rentable square foot. ARTICLE XIV PARKING Tenant shall have the right to lease one (1) interior parking space in the Building garage, such space to be designated by Landlord. The current rate is $295.00 per month for the space, with future parking rate increases not to exceed general increases for parking spaces in the Building in Landlord's sole discretion. Tenant shall have no right to sublet, assig11s or otherwise transfer the right to use said parking space(s) accept in connection with an assignment of this lease or sublease of the demised premises which is permitted pursuant to the provisions of this lease. Landlord shall have the right to request license plate numbers and/or other identification numbers of any C8lS using said parking spaces and from time to time otherwise institute reasonable searches and/or other safety precautions as Landlord deems reasonably necessary. If,  for any reason, Tenant shall fail timely to pay the charge for said parking space, Landlord shall have the same rights against Tenant as Landlord has with respect to the timely payment of Fixed Rent hereunder. The monthly rates set forth above may be increased by Landlord in its discretion pursuant to market conditions. Landlord shall have no obligation to enforce parking rules and regulations and no obligation to police the parking areas either inside the garage or outside the garage. Landlord will not have any responsibility for loss or damage due to fire or theft or otherwise to any automobile (or to any personal property therein) parked in the  parking areas or garage. Signatures On Next Page Following

EXECUTED as a scaled instrument in two or more counterparts as of the day and year first above written.. LANDLORD: WATERFRONT EQUITY PARTNERS LLC By: Aegean Capital LLC Its: Manager By: Name: Constantine Alexakos Its: Manager TENANT: VITTORIA INDUSTRIES NOR1HAMERICA, INC. By: Name: Its: President 00425441.DOC/3 28

EXHIBIT A PLAN SHOWING THE DEMISED PREMISES NOT TO SCALE 1st Floor 285 Summer Street Boston, MA AEGEAN CAPITAL 00425441.DOC/3

EXHJBIT B LEGAL DESCRIPTION OF THE PROPERTY The land and buildings thereon in Boston, Suffolk County, Massachusetts described us follows: A certain parcel of land with the buildings thereon situated in that part of said Bolton known as South Boston and now numbered 285-2!17 Summer Street bounded and described aa follows: NORTHEASTERLY by Summer Street. about 201.94 feet; SOUTHEASTERLY by A Street, about 50 feet; SOUTHWEASTERLY by land formerly of the Boston Wharf Company, about feet; and NORTHWEASTERLY by other land of1bc Boston Wharf Company, about 55.83 feet, such line running though the middle of a brick partition wall. 00425441.DOC/3

EXH1BII C BUTIDING RULES AND REGVLATIONS The following rules and regulations shall apply to the Premises, the Building and the Office Parke, and the appurtenances thereto: 1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going :from one to another part of the Building. 2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse a tenant or its agents, employees or invitees, shall be paid by such tenant 3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments. 4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building. 5. Landlord shall provide all door locks in each tenant’s leased at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall furnish to each tenant a reasonable number of keys to such tenant’s leased premises, at such tenant's cost, and Tenant shall not make a duplicate thereof. Tenant shall have access to the Building twenty four (24) hours per day, seven (7) days a week. 6. Movement in or out of the building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner a Landlord may reasonably require provided, however, there shall be no movement in or out of the Building of furniture or office equipment during the Building's normal business hours. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant. 7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices and Landlord may require. All damages to the Building caused by the installation or .removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant 8. Corridor Doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or anima1s shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters. 9. Tenant shall cooperate with landlord's employees in keeping the Building and its SU1Toundings neat and clean. Landlord shall provide building standard cleaning to the demised premises and. the common areas of the building five (5) nights a week, Monday-Friday. 10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord. 11. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the building or otherwise interfere in any way with other tenants or persons having business with them. 12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord' s prior written consent. nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance. 13. Landlord will not be responsible for lost or stolen personal property, money or jewellery from tenant’s leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not. 14. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord, but in any event not more than  one (l). 15. Tenant shall not conduct any activity on or about the premises or Building which will draw pickets, demonstrator or the like. 16. All vehicles are to be currently licensed, in good operating condition, parked for business purpose having to do with Tenant's business operation in the demised premises, panted with in designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot". Tenant shall indemnify, hold and save harmless Landlord of any liability arising :from the towing or booting of any vehicles belonging to a tenant.

17. No tenant may enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building unless accompanied by landlord or the Building Manager. Tenant must provide Landlord with at least 24 hours advance notice in order to gain such access. 18. Canvassing, soliciting, and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same. 19. Tenant shall keep the demised premises free at all times of pests, rodents and other vermin, and at the end of each business day Tenant shall place for collection in the place or places provided therefor all trash and rubbish then in the demised premises. 20. Landlord reserves the right to rescind, alter, waive and/or establish any rules and regulations, which, in its judgment, me necessary, desirable or proper for its best interests and the best interests of the occupants of the Building. 21. All of the work done by Tenant shall be done by such contractors, labour and means so that, as far as may be possible, all work on the Property, whether by Landlord or Tenant, shall be done without interruption on account of strikes, work stoppages or similar causes of delay. 22. The Building is a smoke free building, and Tenant shall cause its employees and invitees who smoke to restrict such smoking to areas designated as "smoking areas by Landlord: from time to time.

Exhibit D TENANT’S WORK Unless expressly provided for in this lease to be Landlord's Work, all work needed to the demised premises for Tenants occupancy shall be Tenant's responsibility and is herein called Tenant's Work". Except to the extent (if any) expressly provided to the contrary, Tenant's Work shall include, without limitation, furnishing any distribution facilities within the demised premises for utilities (including, without limitation, electricity, water and sewerage) required to meet Tenant's needs. Tenant shall promptly submit to Landlord for its approval plans and specifications for any Tenant's work. Landlord shall have thirty (30) days from the date of submission to approve or disapprove such plans and specifications. In the c:vent of disapproval, Landlord shall give written notice of the same to Tenant and within fifteen (1S} days from the date of such notice, Tenant shall submit new plans .and specifications fur Landlord's approval, corrected so as to satisfy Landlord's objections. Landlord shall not unreasonably withhold approval of plans and specifications, and Landlord agrees to cooperate with Tenant in the correction of disapproved plans and specifications. All of Tenant's work shall be done at Tenant's sole risk and expense. Landlord shall not be a party to nor incur any liability as a result of any contract to perform any of Tenant's work. All of Tenant's work shall be done by such contractors, labour and means so that, as far as may be possible, such work shall be done without interruption on account of strikes, work stoppages or similar causes of delay, and in accordance with the schedule to be adopted by Landlord and by Landlord's general contractor for the performance of all work to be done in the Building. Tenant shall obtain lien waivers from all of its contractors and subcontractors commencing work in the demised premises so that no mechanics' or materialmen's liens shall attach to the demised premises or the Building as a result of Tenant's wmk. At Landlord’s option. any of Tenant's work.: which is within the scope of normal construction trades employed in the construction of the Building may be performed on behalf of Tenant by Landlord or by Landlord's general contractor at a price no greater than that price bid by Tenant's qualified contractor. In that case, Tenant shall pay to Landlord within ten (10) days after Tenant bas completed arrangements with Landlord or with such general contractor for performance of such construction work of Tenant, the cost to Tenant of such work All of Tenant's work shall be done by contractors, subcontractors and labour previously approved by Landlord, which approval shall not be unreasonably withheld. Such contractors, subcontractors and labour shall be subject to the administrative supervision of the Landlord's architect or engineer and general contractor, or other designee of Landlord. Landlord shall give reasonable access and entry to the demised premises to Tenant and its contractors and subcontractors at reasonable times and shall allow reasonable use of facilities located in the Building to enable Tenant to complete Tenant's work.

Tenant hereby expressly acknowledges that Landlord will not approve any facet of Tenant's plans and specifications requiring unusual expense to readapt the demised premises to normal use on the termination of this lease, or increasing the cost to Landlord or other tenants of construction, insurance or taxes on the Building unless Tenant first gives assurances acceptable to Landlord that such readaption will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased costs. Landlord will also disapprove any facet of Tenant's plans and specifications which might delay completion of the demised premises. All of Tenant's W01k shall be part of the Building except such items as Landlord shall specify inwriting either to be removed by Tenant on termination of this lease, or to be removed or left at Tenant's election.

EXH1BIT E LANDLORP'S WORK Landlord agrees to substantially complete the items listed on Schedule E-1 attached hereto as Landlord's Work prior to the Commencement Date. Landlord shall promptly submit to Tenant plans and specifications for the scope of Landlord's Work ("Initial Construction Drawings"). Tenant shall have ten (10) business days from the date of submission to make any necessary corrections to the Initial Construction Drawings.  Tenant's failure to correct any errors in the Initial Construction Drawings within ten business days of Landlord's submission to Tenant will result in the Initial Construction Drawings being deemed approved and correct as written. Landlord shall make such corrections that Landlord agrees in its sole discretion should be made (the "Final Construction Drawings'') within ten (10) business days. After completion of the Final Construction Drawings Tenant will have a five (5) business day opportunity to review same solely to confirm that the agreed upon corrections have been incorporated into the Final Construction Drawings. Tenant agrees to cooperate with Landlord in the correction of the plans and specifications. Commencing on the first to occur of (i) the approved Final Construction Drawings; or (ii) the twenty sixth (26 business day following Landlord’s submission of the Initial Construction Drawings, Landlord shall apply for all necessary permits for Landlord' s Work and Landlord shall perform Landlord's Work in a diligent and commercially reasonable manner, and in accordance with the agreed upon floor plan and scope of work and the Initial Construction Drawing or Final Construction Drawings, as the case may be; and Landlord shall deliver the demised premises to Tenant upon the substantial completion of Landlord's Work and such date of delivery shall be the Commencement Date for all purposes of the Lease. It is agreed and understood that in the event the Commencement Date is delayed due to delays caused by or attributable to Tenant, the Rent Commencement Date shall be accelerated one (1) day fur each day of delay caused by or attributable to Tenant. All of Landlord's Work shall be done at Landlord's sole risk and expense. Tenant shall not be a party to nor incur any liability as a result of any contract to perform any of Landlord's Wmk. All of Landlord's Work shall be done by such contractors, labour and means so that, as far as may be possible, Such work shall be done without interruption on account of strikes, work stoppages or similar causes of delay, and in accordance with the schedule anticipated by this Lease. All of Landlord's Work shall be subject to the administrative supervision of the Landlord's architect or engineer and general contractor, or other designee of Landlord. Landlord shall give reasonable access and entry to the demised premises to Tenant, its contactors, and its project manager to enable Tenant to be able to complete Tenant's Work, so long as Tenant does not interfere with or delay Landlord’s Work. If requested by Tenant, Landlord shall make reasonable efforts to convene at least monthly meetings between Landlord's architect or general contractor and Tenant's project manager, to review the status of completion of Landlord's Work.

Any change orders proposed by Tenant shall be subject to Landlord's approval, not unreasonably withheld or delayed. If a Tenant change order is approved, any net increased costs resulting therefrom, after deducting any resulting savings, shall be Tenant's cost and paid by Tenant to Landlord prior to Landlord performing a change order. The quality of workmanship of Landlord's Work shall be reasonably commensurate to that work completed by Landlord elsewhere in the Building. Said work: shall comply with all applicable building codes and permit requirements. Upon Substantial Completion of Landlord's Work, Landlord shall deliver the Premises to Tenant in broom clean condition.

Schedule E-1

1) Remove existing suspended ACT ceiling and lighting in the entire space.
2) Remove and / or relocate existing wiring that is within the existing suspended ceiling or plenum and make safe for demolition work.
3) Demolish approx 12'-0" of wall between existing offices to create a conference room as shown in attached drawing.
4) Demolish approximately 60 linear feet of existing GWB walls, including framing, doors, and glass in center of space as shown in attached drawing, and expose wood columns.
5) Demolish approximately 18" of framing at top of remaining walls for full access to hard deck for sandblaster– keeping existing perimeter office walls intact and assembled as shown in attached drawing. Existing doors, finishes, and hardware shall remain intact as well and be reused.
6) Remove tie in points of existing GWB and framing along intersecting walls to be sandblasted as shown in drawing.
7) Remove GWB and associated framing to expose brick walls inside office #3, inside and outside of office #4; the West wall along office #5, office #6 and storage area; the South wall in the kitchenette, and storage area; and the adjoining stairway wall in office #5; and sandblast and seal the brick after exposing it as shown in attached drawing.
8) Remove GWB and associated framing to expose wood columns in core of space and sandblast columns.
9) Remove all utilities including ductwork and wiring from wood ceiling and columns to prepare for sandblasting the wood ceilings and to be exposed beams.
10) Rebuild top of remaining GWB walls to full height (approx. 14'-0"), after sandblasting, to exposed beam ceiling, patch, sand, and finish all areas as needed to restore to a smooth and paintable GWB finish as referenced in attached drawing.
11) Install one new paint grade 36" wide door/ metal frame / hinges and lockset for new Data Room.
12) Provide year round cooling capacity for data room by installing a Panasonic - two ton - split system – ductless – wall mounted cooling unit with individual controls capable of approx. 24,000 BTU of cooling specifically for the Data Room.
13) Install new round exposed ductwork (Spiral Duct) tied into existing HVAC units and paint to building standard (Gray). Ductwork design shall be design build to provide proper distribution of tempered air.
14) Remove existing HVAC unit from ceiling (above proposed Conference Room) and move into a concealed location in common area hallway and connect to new ductwork as indicated in attached drawing.
15) Install new electrical wiring and outlets as needed to provide power to outlets, all exposed wiring shall be encased in conduit and painted Gray.

00425441.DOC/3

5

16) Provide up to four electrical connections to the Tenant provided furniture whips as needed in centre of the space. Additional furniture connections shall be at the Tenant's sole cost and expense. 17) Tenant to provide furniture system layout, design, and power requirements prior to electrician starting electrical rough wiring installation. 18) Install suspended fluorescent light fixtures in all areas except Data Room and Office #4 using Peerless -Cerra 10 -Direct / Indirect T8 light fixtures. 19) Install suspended ACT ceiling using Arms1rong -Dune- Second Look in office #4 and Data Room with approx. %" wide grid system and recessed 2'-0"X 2'-0" direct I indirect fluorescent fixtures mounted within the ceiling grid. 20) Install approx. 8 LF of cabinets and plastic laminate counter top to Create a kitchenette in the Southwest comer of the space as shown in the attached drawing. Cabinets and countertops shall be building standard plastic laminate faced, with cum hinges in Wilsonart standard laminate or similar in the Tenant's colour choice of Landlord's samples. 21) Provide a stainless steel single bowl kitchen sink, single lever Delta faucet with spray, and plumbing connections to fixtures and appliances. 22) Supply a 24 "dishwasher and a 30" refrigerator ($1300 Budgetary Allowance). Tenant to provide make and model #'s for appliances. Additional costs associated with Tenant's request for upgraded appliances shall be at Tenant's sole cost and expense. 23) Remove existing carpet, patch subfloor as needed, and install building standard carpet throughout space ($23/yd -Tenant's Choice of Landlord's Samples of Shaw -Metro sample book). 24) Install VCT flooring in Data Room, Kitchenette, and Storage (Tenant's choice of Landlord' s samples). 25) Remove existing double wood doors at the entry of the space and install two full height 36" frameless glass doors similar to the existing entrance doors in Suite 100 at the Building. Minimum glass thickness shall be %".Magnetic lock and key card security access shall be Tenant's respons1'bility and shall be coordinated with the landlord and contractor for installation. 26) Patch as needed and paint walls (tenant’s choice from Landlord's colour samples) using Ben Moore paints. Limited to two wall colours. Existing woodwork shall receive a light sanding and a coat of polyurethane. 27) Modify life safety and fire sprinkler system to comply with new floor plan as needed. 28) Phone and Data will be the Tenant's responsibility at their own expense -final design to be approved by Landlord prior to installation. 29) All Phone and Data wiring will need to be installed inside conduit and exposed piping needs to be painted the building standard -Gray -to match existing. All low voltage and data wiring shall be properly permitted through the City of Boston by Tenant or its vendor, as required and shall be at Tenant's sole cost and expense. 30Final cleaning space after construction. 31All existing window treatments to remain as is. 32) Landlord to provide all necessary permits and drawings (except low voltage permit) as required by the City of Boston to complete the project. 33) Tenant to provide, in a timely fashion, any required documentation by BFD associated with their furnishings. 34) All work to be completed in a good and workman like fashion. 35) All changes or additional work shall be Tenant's responsibility and shall be paid by Tenant to Landlord prior to the commencement of implementing any changes or additional work in advance of the new scope of work being completed. All changes or additional work require Landlord's approvals and shall be approved inwriting in the form of a written change order. 36) All Landlord Work to be built according to all applicable local and state building codes, and including applicable ADA code. 37) Landlord will make reasonable efforts to remove the decals of the previous tenant from the out side windows, however, Landlord cannot guarantee that the decals can be removed. Reasonable efforts shall not mean removal or replacement of the windows.

DocuSign Envelope ID: 7B2CF802-FA2C-4771-BA88-9E593E041528

EXHIBIT B

FURNITURE LIST

4 Office Desks (with chairs, note boards, side chairs)
1 Conference Room Table with 12 chairs
3 Flat Screen TVs
2 Cabinets (low) in Conference Room
1 Pull-down Projection Screen (in Conference Room)
1 IT Rack
4 Sitting Chairs (Black)
1 Love Seat (Black)
2 Round High-top Tables
9 Stools (Orange Seats)
1 Low White Desk (Below TV)
18 Desks (15 connected in work bench style)
18 Desk Chairs
1 Video Conferencing System
Kitchen (fridge, dishwasher, microwave, toaster, Keurig)

ActiveUS 185926618v.14
01050727.1

EXHIBIT C FORM OF BILL OF SALE AND ASSIGNMENT BILL OF SALE AND ASSIGNMENT For good and valuable consideration in the amount of One Dollar ($1.00), the receipt and sufficiency of which are hereby acknowledged, Enevo, Inc., a Delaware corporation (“Seller”), hereby sells, transfers, assigns, and conveys to Aileron Therapeutics, Inc., a Delaware corporation (“Purchaser”), all of Seller’s right, title, and interest in and to the personal property described on Exhibit A attached hereto (collectively, the “Property”). Except as specifically provided below, Seller makes no warranties or representations of any kind or nature whatsoever, express or implied, and the Purchaser shall accept the Property in its “AS IS” condition and “WITH ALL FAULTS”. WITHOUT LIMITING THE FOREGOING GENERAL EXCLUSION OF ALL WARRANTIES OR REPRESENTATIONS, ALL WARRANTIES OF QUALITY, FITNESS FOR A PARTICULAR PURPOSE, AND MERCHANTABILITY ARE HEREBY EXPRESSLY DISCLAIMED. In connection with such conveyance, the Seller hereby assigns and transfers to the Purchaser all manufacturer’s warranties and contractor’s warranties in favor of the Seller with respect to the Property, if and to the extent assignable. Provided, however, such assignment shall not be effective as to any warranty which, by its terms, or as a matter of law, cannot be assigned. In addition, whenever the consent of any party other than Seller or Purchaser is required with respect to the assignment of a particular warranty, then the foregoing assignment shall be effective as to such warranty only in the event such consent is obtained. Seller represents, warrants and covenants to and with the Purchaser, its successors and assigns, that: 1. Seller is the lawful owner of all of the Property; 2. Seller has good right, title, power and authority to sell and convey the Property as aforesaid; 3. Seller will warrant and defend the Property against the claims and demands of all persons; and 4. The Property is free of any liens or encumbrances. This Bill of Sale shall bind the parties and their respective successors and assigns and shall be governed by Massachusetts law. [Signatures on Following Page] ActiveUS 185926618v.14 01050727.1

IN WITNESS WHEREOF, this Bill of Sale and Assignment has been executed under seal as of the day of, 2021. SELLER: Enevo, Inc., a Delaware corporation By: Name: Title: PURCHASER Aileron Therapeutics, Inc., a Delaware corporation Docusigned by Rick wastall By: Name: Title: Chief Financial Officer & Treasurer ActiveUS 185926618v.14 01050727.1

EXHIBIT A FURNITURE 4 Office Desks (with chairs, note boards, side chairs) 1 Conference Room Table with 12 chairs 3 Flat Screen TVs 2 Cabinets (low) in Conference Room 1 Pull-down Projection Screen (in Conference Room) 1 IT Rack 4 Sitting Chairs (Black) 1 Love Seat (Black) 2 Round High-top Tables 9 Stools (Orange Seats) 1 Low White Desk (Below TV) 18 Desks (15 connected in work bench style) 18 Desk Chairs 1 Video Conferencing System Kitchen (fridge, dishwasher, microwave, toaster, Keurig) ActiveUS 185926618v.14 01050727.1